Execution Version 005907-0004-19197-ACTIVE.83727053.19 FRANKLIN TEMPLETON ENTERPRISE PARTNERS, L.P. AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT Dated as of [●], 2026 THE LIMITED PARTNERSHIP INTERESTS (THE “INTERESTS”) OF FRANKLIN TEMPLETON ENTERPRISE PARTNERS, L.P., A DELAWARE LIMITED PARTNERSHIP (THE “PARTNERSHIP”) HAVE NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), THE SECURITIES LAWS OF ANY STATE OR ANY OTHER APPLICABLE SECURITIES LAWS IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND SUCH LAWS. SUCH INTERESTS MUST BE ACQUIRED FOR INVESTMENT ONLY AND MAY NOT BE OFFERED FOR SALE, PLEDGED, HYPOTHECATED, SOLD, ASSIGNED OR TRANSFERRED AT ANY TIME EXCEPT IN COMPLIANCE WITH (I) THE SECURITIES ACT, ANY APPLICABLE STATE SECURITIES LAWS, AND ANY OTHER APPLICABLE SECURITIES LAWS; AND (II) THE TERMS AND CONDITIONS OF THIS PARTNERSHIP AGREEMENT. THE INTERESTS MAY NOT BE TRANSFERRED OF RECORD EXCEPT IN COMPLIANCE WITH SUCH LAWS AND THIS PARTNERSHIP AGREEMENT. THEREFORE, PURCHASERS OF SUCH INTERESTS WILL BE REQUIRED TO BEAR THE RISK OF THEIR INVESTMENT FOR AN INDEFINITE PERIOD OF TIME.

i TABLE OF CONTENTS Page ARTICLE I DEFINITIONS .......................................................................................................................... 1 SECTION 1.1 Definitions ............................................................................................................................. 1 SECTION 1.2 Terms Generally .................................................................................................................... 8 ARTICLE II GENERAL PROVISIONS ...................................................................................................... 9 SECTION 2.1 Formation .............................................................................................................................. 9 SECTION 2.2 Limited Partners .................................................................................................................... 9 SECTION 2.3 Name ..................................................................................................................................... 9 SECTION 2.4 Liability of General and Limited Partners ............................................................................. 9 SECTION 2.5 Term ...................................................................................................................................... 9 SECTION 2.6 Purpose; Powers .................................................................................................................. 10 SECTION 2.7 Registered Office and Registered Agent; Places of Business ............................................. 11 ARTICLE III MANAGEMENT AND OPERATION OF THE PARTNERSHIP ....................................... 11 SECTION 3.1 Management ........................................................................................................................ 11 SECTION 3.2 Actions by the General Partner ........................................................................................... 12 SECTION 3.3 Certain Duties and Obligations of the Partners ................................................................... 12 SECTION 3.4 Restrictions on Authority of the General Partner ................................................................ 13 SECTION 3.5 Officers ................................................................................................................................ 13 SECTION 3.6 Compensation ...................................................................................................................... 13 SECTION 3.7 Exculpation and Indemnification ........................................................................................ 13 SECTION 3.8 Authorization to Enter into Agreements. ............................................................................. 15 ARTICLE IV DISTRIBUTIONS ................................................................................................................ 16 SECTION 4.1 Distributions — General Principles and Definitions ........................................................... 16 SECTION 4.2 Amounts and Priority of Distributions ................................................................................ 17 SECTION 4.3 Certain Adjustments in Carried Interest Sharing Percentages............................................. 17 SECTION 4.4 Post-Termination Reduction in Carried Interest Sharing Percentage .................................. 18 SECTION 4.5 Payment of Clawback Amounts to the Fund Entities .......................................................... 20 SECTION 4.6 Holdback Accounts ............................................................................................................. 21 SECTION 4.7 Guarantee ............................................................................................................................ 21 ARTICLE V LIMITED PARTNER GIVEBACK; ALLOCATIONS; EXPENSES ................................... 22 SECTION 5.1 Limited Partner Giveback ................................................................................................... 22 SECTION 5.2 Capital Accounts ................................................................................................................. 22 SECTION 5.3 Allocations of Profits and Losses ........................................................................................ 22 SECTION 5.4 Special Allocations .............................................................................................................. 22 SECTION 5.5 Tax Allocations .................................................................................................................... 24 SECTION 5.6 Tax Advances ...................................................................................................................... 24 SECTION 5.7 Expenses .............................................................................................................................. 24 ARTICLE VI BOOKS AND REPORTS; TAX MATTERS ....................................................................... 25 SECTION 6.1 General Accounting Matters ............................................................................................... 25

Page ii SECTION 6.2 Fiscal Year ........................................................................................................................... 25 SECTION 6.3 Certain Tax Matters ............................................................................................................. 25 ARTICLE VII DISSOLUTION .................................................................................................................. 26 SECTION 7.1 Dissolution .......................................................................................................................... 26 SECTION 7.2 Winding-up .......................................................................................................................... 26 SECTION 7.3 Final Distribution ................................................................................................................ 26 SECTION 7.4 No Obligation to Restore Capital Accounts ........................................................................ 27 ARTICLE VIII TRANSFER OF PARTNERS’ INTERESTS ..................................................................... 27 SECTION 8.1 Transfer of Interests by Limited Partners ............................................................................ 27 SECTION 8.2 Transfer of Interests by General Partner ............................................................................. 27 SECTION 8.3 Other Transfer Provisions ................................................................................................... 28 ARTICLE IX ADDITIONAL LIMITED PARTNERS ............................................................................... 28 SECTION 9.1 Admission of Additional Limited Partners .......................................................................... 28 ARTICLE X MISCELLANEOUS .............................................................................................................. 28 SECTION 10.1 Arbitration; Waiver of Accounting/Partition ..................................................................... 28 SECTION 10.2 Governing Law.................................................................................................................. 29 SECTION 10.3 Successors and Assigns ..................................................................................................... 29 SECTION 10.4 Confidentiality................................................................................................................... 29 SECTION 10.5 Notices .............................................................................................................................. 31 SECTION 10.6 Counterparts ...................................................................................................................... 31 SECTION 10.7 Entire Agreement .............................................................................................................. 31 SECTION 10.8 Amendments ...................................................................................................................... 31 SECTION 10.9 Titles .................................................................................................................................. 32 SECTION 10.10 Representations and Warranties ...................................................................................... 32 SECTION 10.11 Division of Property ........................................................................................................ 35 SECTION 10.12 Restrictive Covenants of Terminated Limited Partners................................................... 35 SECTION 10.13 Irreparable Harm ............................................................................................................. 36 SECTION 10.14 Powers of Attorney .......................................................................................................... 37 SECTION 10.15 Severability ..................................................................................................................... 37 SECTION 10.16 Counsel to the Partnership .............................................................................................. 37 SECTION 10.17 Interpretation ................................................................................................................... 38 ANNEX A FORM OF LIMITED PARTNER ADMISSION LETTER

1 FRANKLIN TEMPLETON ENTERPRISE PARTNERS, L.P. This AMENDED AND RESTATED LIMITED PARTNERSHIP AGREEMENT of Franklin Templeton Enterprise Partners, L.P., a Delaware limited partnership (the “Partnership”), dated as of [●], 2026, by and among (i) Franklin Templeton Enterprise Partners GP, L.L.C., a Delaware limited liability company, (the “General Partner”), (ii) Templeton International, Inc., as initial limited partner (the “Initial Limited Partner”), and (iii) the other parties listed as limited partners in the books and records of the Partnership as limited partners duly admitted to the Partnership. W I T N E S S E T H : WHEREAS, the Partnership was formed pursuant to a Certificate of Limited Partnership, dated as of November 5, 2026, which was executed by the General Partner and filed for recordation in the office of the Secretary of State of the State of Delaware on November 5, 2026, and a Limited Partnership Agreement dated as of November 5, 2026 (the “Original Agreement”) between the General Partner and the Initial Limited Partner; WHEREAS, the parties hereto desire to enter into this Amended and Restated Limited Partnership Agreement of the Partnership to amend and restate the Original Agreement in the manner and as more fully set forth herein; NOW, THEREFORE, in consideration of the mutual promises and agreements herein made and intending to be legally bound hereby, the parties hereto agree to, and hereby do, amend and restate the Original Agreement of the Partnership in its entirety to read as follows: ARTICLE I DEFINITIONS SECTION 1.1 Definitions. Unless the context otherwise requires, the following terms shall have the following meanings for purposes of this Agreement: “Act” means the Delaware Revised Uniform Limited Partnership Act, 6 Del. C. §§ 17-101, et seq., as it may be amended from time to time, and any successor to such statute. “Adjusted Capital Account Balance” means, with respect to any Partner, the balance in such Partner’s Capital Account adjusted (i) by taking into account the adjustments, allocations and distributions described in U.S. Treasury Regulations Sections 1.704-1(b)(2)(ii)(d)(4), (5) and (6); and (ii) by adding to such balance such Partner’s share of Partnership Minimum Gain and Partner Nonrecourse Debt Minimum Gain, determined pursuant to U.S. Treasury Regulations Sections 1.704-2(g) and 1.704-2(i)(5) and any amounts such Partner is obligated to restore pursuant to any provision of this Agreement. The foregoing definition of Adjusted Capital Account Balance is intended to comply with the provisions of U.S. Treasury Regulations Section 1.704-1(b)(2)(ii)(d) and shall be interpreted consistently therewith.

2 “Admission Letter” means, with respect to any Limited Partner and any Fund Entity, the letter agreement between the Partnership and such Limited Partner setting forth (a) such Limited Partner’s Carried Interest Sharing Percentage as of the date thereof with respect to such Fund Entity and (b) such other matters as determined by the General Partner and such Limited Partner. “Affiliate” means, with respect to a specified Person, any other Person that directly, or indirectly through one or more intermediaries, Controls, is Controlled by, or is under common Control with, such specified Person. For the avoidance of doubt, (i) the General Partner or any Limited Partner is an Affiliate of the Partnership so long as such Partner remains in such capacity and (ii) Portfolio Companies are not considered Affiliates of the Partnership unless otherwise expressly provided for. “Agreement” means this Amended and Restated Limited Partnership Agreement of the Partnership, including the annexes hereto, as it may be amended, supplemented, modified or restated from time to time. “Assignee” has the meaning set forth in Section 8.3(b). “Business Day” means a day which is not a Saturday, Sunday or a day on which banks in New York City are authorized or required by law to close. “Capital Account” has the meaning set forth in Section 5.2(a). “Carried Interest Clawback Percentage” shall mean, for any Partner with respect to any Fund Entity, the percentage determined by dividing (a) the Carried Interest Proceeds to such Partner from the Partnership with respect to such Fund Entity by (b) the Carried Interest Proceeds to all Partners from the Partnership with respect to such Fund Entity. “Carried Interest Proceeds” has the meaning set forth in Section 4.1(c)(ii). “Carried Interest Sharing Percentage” shall mean, with respect to a Limited Partner and a particular Fund Entity, the percentage set forth in such Limited Partner’s Admission Letter or otherwise communicated to such Limited Partner and subject to the terms of such Partner’s Admission Letter or as otherwise set forth herein. The General Partner shall maintain a “Partners Schedule” in the books and records of the Partnership, which schedule shall list each Fund Entity and each Limited Partner’s corresponding Carried Interest Sharing Percentage, if any. “Carry Entity” means any entity or vehicle or series thereof (including a Fund GP) in which the Partnership may hold interests for purposes of receiving Carried Interest Proceeds indirectly from a Fund Entity. “Carry Entity Agreement” means the limited partnership agreement (or similar governing agreement) of a Carry Entity, as amended and/or restated from time to time. “Carrying Value” with respect to any asset of the Partnership or any entity treated as a partnership for U.S. federal income tax purposes in which it invests, means the asset’s adjusted basis for U.S. federal income tax purposes, except that the Carrying Values of all such assets may

3 be adjusted to equal their respective fair market values (as determined by the General Partner in its sole discretion in a manner consistent with determinations thereof for the applicable Fund Entity (or Fund Entities, as applicable)), in accordance with the rules set forth in U.S. Treasury Regulations Section 1.704-1(b)(2)(iv)(f) immediately prior to: (a) the date of the acquisition of any additional Interest by any new or existing Partner in exchange for more than a de minimis capital contribution; (b) the date of the distribution of more than a de minimis amount of Partnership property (other than a pro rata distribution) to a Partner; or (c) such other dates as may be specified in U.S. Treasury Regulations under Section 704 of the Code; provided, that adjustments pursuant to clauses (a), (b) or (c) above shall be made only if the General Partner reasonably determines that such adjustments are necessary or appropriate to reflect the relative economic interests of the Partners and that such adjustments are not otherwise inconsistent with Section 4.3 of this Agreement. The Carrying Value of any asset distributed to any Partner shall be adjusted immediately prior to such distribution to equal its fair market value. In the case of any asset that has a Carrying Value that differs from its adjusted tax basis, Carrying Value shall be adjusted by the amount of depreciation calculated for purposes of the definition of “Profits and Losses” rather than the amount of depreciation determined for U.S. federal income tax purposes. “Cause” shall mean, with respect to a Limited Partner, any action or omission by such Limited Partner that constitutes: (i) a willful and material breach of this Agreement or any Restrictive Covenant Agreement; (ii) a material breach of such Limited Partner's fiduciary duties to the Partnership, a Fund Entity or the Firm or its Affiliates; (iii) a felony arising under any securities, banking or similar finance-related law or involving fraud or moral turpitude, or a plea of nolo contendere to, or conviction of, any felony or fraud; (iv) a willful breach of any material obligation of such Limited Partner in its capacity as an employee of the Firm or any of its Affiliates; or (v) fraudulent, unlawful, grossly negligent or willful misconduct by such Limited Partner with respect to the Firm or any of its Affiliates that shall have had or be reasonably expected to have a material adverse effect upon such entity. “Cause” shall also include: (x) any action or omission by such Limited Partner that gives rise to material liability on the part of the Partnership in respect of a Fund Entity and for which the Partnership is not entitled to indemnification under the applicable Fund Partnership Agreement of such Fund Entity pursuant to the indemnification provisions of such Fund Partnership Agreement; or (y) any action by a Limited Partner or Terminated Limited Partner in breach of Section 10.12. “Clawback Amount” has the meaning set forth in Section 4.5(a). “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. “Confidential Information” has the meaning set forth in Section 10.4(a). “Control” (including the terms “Controlled by” and “under common Control with”) means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, as trustee or executor, by contract or otherwise, including, without limitation, the ownership, directly or indirectly, of securities having the power to elect a majority of the board of directors or similar body governing the affairs of such Person.

4 “Covered Person” has the meaning set forth in Section 3.7(a). “Default Interest Rate” shall mean the Prime Rate plus 5% per annum. “Disabling Event” means any event which would cause the General Partner to cease to be a general partner of the Partnership pursuant to Section 17-402 of the Act other than as permitted by Section 8.2. “Electronic Signature” has the meaning set forth in Section 10.6. “Fair Market Value” as to any asset, unless otherwise specified, means the fair market value of such asset determined on a basis consistent with the Fund Partnership Agreement of the Fund Entity that invested in such asset (to the extent applicable) and otherwise as reasonably determined by the General Partner. “Family Investment Partner” with respect to any individual Limited Partner who is an employee or officer of the Firm or its Affiliates means any Limited Partner who is a member of such individual Limited Partner’s family or any Limited Partner which is a trust, partnership, limited liability company or other entity formed by such individual Limited Partner for investment by or for the benefit of members of such individual’s family, or such individual’s other relatives or charitable organizations, and is designated as a “Family Investment Partner” in its or the related individual Partner’s Admission Letter. “Firm” means Franklin Templeton, Inc., a Delaware corporation. “Fiscal Year” has the meaning set forth in Section 6.2. “Fund Clawback Amount” means, with respect to any Fund Entity, the obligations of the applicable Carry Entity to return or recontribute Carried Interest Proceeds pursuant to the applicable Fund Partnership Agreement of such Fund Entity. “Fund Entity” means any entity or vehicle or series thereof designated by the General Partner as a Fund Entity for purposes hereof, or any Related Vehicle thereof. “Fund GP” means the general partner (or similar managing entity) of any Fund Entity. “Fund GP Agreement” means the limited partnership agreement (or similar governing agreement) of a Fund GP, as amended and/or restated from time to time. “Fund Partnership Agreement” means, with respect to any Fund Entity, the limited partnership agreement, limited liability company agreement or similar governing agreement of such Fund Entity, in each case as amended and/or restated from time to time. “General Partner” has the meaning set forth in the preamble hereto. “Guarantee” has the meaning set forth in Section 4.7. “Holdback Account” has the meaning set forth in Section 4.6(a).

5 “Initial Limited Partner” has the meaning set forth in the preamble hereto. “Interest” means the entire partnership interest owned by a Partner in the Partnership at any particular time, including the right of such Partner to any and all benefits to which a Partner may be entitled as provided in this Agreement, together with the obligations of such Partner to comply with all the terms and provisions of this Agreement. “Investment Company Act” has the meaning set forth in Section 10.10(c)(xi). “IRS” has the meaning set forth in Section 6.3. “Limited Partner” means each of the parties listed as limited partners in the books and records of the Partnership or any Person that has been admitted to the Partnership as a substituted or additional Limited Partner in accordance with this Agreement. “Majority (or other percentage) in Interest” of the Limited Partners means the majority (or other percentage) of Interests held by the Limited Partners that are entitled to vote with respect to a matter, based on the average of each Limited Partner’s Carried Interest Sharing Percentages, weighted by the Partnership’s percentage interest in each related Carry Entity. “Non-Partner Interest” has the meaning set forth in Section 8.1. “Nonrecourse Deductions” has the meaning set forth in U.S. Treasury Regulations Section 1.704-2(b). The amount of Partnership Nonrecourse Deductions for a Fiscal Year equals the net increase, if any, in the amount of Partnership Minimum Gain during that Fiscal Year, determined according to the provisions of U.S. Treasury Regulations Section 1.704-2(c). “Operating Reserve” means such amount as is determined by the General Partner in good faith is necessary or prudent for the Partnership to maintain in cash or Temporary Investments in order to satisfy the Partnership’s accrued or anticipated expenses or other obligations and otherwise to meet the operational needs of the Partnership’s business. “Original Agreement” has the meaning set forth in the preamble hereto. “Participants” has the meaning set forth in Section 10.10(c)(xii). “Partner” means any Person who is a partner of the Partnership, whether as a General Partner or as a Limited Partner. “Partner Nonrecourse Debt Minimum Gain” means an amount with respect to each partner nonrecourse debt (as defined in U.S. Treasury Regulations Section 1.704-2(b)(4)) equal to the Partnership Minimum Gain that would result if such partner nonrecourse debt were treated as a nonrecourse liability (as defined in U.S. Treasury Regulations Section 1.752-1(a)(2)) determined in accordance with U.S. Treasury Regulations Section 1.704-2(i)(3). “Partner Nonrecourse Deductions” has the meaning set forth in U.S. Treasury Regulations Section 1.704-2(i)(2).

6 “Partnership” has the meaning set forth in the preamble hereto. “Partnership Counsel” has the meaning set forth in Section 10.16. “Partnership Minimum Gain” has the meaning set forth in U.S. Treasury Regulations Sections 1.704-2(b)(2) and 1.704-2(d). “Permanent Disability” means, with respect to any Person, (a) Such Person dies; (b) Such Person is adjudged insane by decree of any court; or (c) Such Person is totally and permanently disabled (for this purpose, a Person shall be deemed to be totally and permanently disabled if he or she is unable to engage, with or without reasonable accommodation, in his or her duties as a Limited Partner or as an employee of the Firm or their Affiliates by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than three (3) months). “Person” means any individual, partnership, corporation, limited liability company, unincorporated organization or association, trust (including the trustees thereof, in their capacity as such) or other entity. “Portfolio Company” shall mean any company (other than a Fund Entity or Carry Entity) that is an issuer of Securities (other than Temporary Investments) held by the Partnership or a Fund Entity. “Prime Rate” has the meaning set forth in the Carry Entity Agreement of the Carry Entity to which the relevant obligation relates (or, if none, as determined by the General Partner). “Profits” and “Losses” means, for each Fiscal Year or other period, the taxable income or loss of the Partnership determined in accordance with the accounting method used by the Partnership for U.S. federal income tax purposes with the following adjustments: (a) all items of income, gain, loss or deduction allocated pursuant to Section 5.4 shall not be taken into account in computing such taxable income or loss; (b) any income of the Partnership that is exempt from U.S. federal income taxation and not otherwise taken into account in computing Profits and Losses shall be added to such taxable income or loss; (c) if the Carrying Value of any asset differs from its adjusted tax basis for U.S. federal income tax purposes, any gain or loss resulting from a disposition of such asset shall be calculated with reference to such Carrying Value; (d) upon an adjustment to the Carrying Value of any asset (other than an adjustment in respect of depreciation), pursuant to the definition of Carrying Value, the amount of the adjustment shall be included as gain or loss in computing such taxable income or loss; (e) if the Carrying Value of any asset differs from its adjusted tax basis for U.S. federal income tax purposes, the amount of depreciation, amortization or cost recovery deductions with respect to such asset shall for purposes of determining Profits and Losses be an amount which bears the same ratio to such Carrying Value as the U.S. federal income tax depreciation, amortization or other cost recovery deductions bears to such adjusted tax basis

7 (provided, that if the U.S. federal income tax depreciation, amortization or other cost recovery deduction is zero, the General Partner may use any reasonable method for purposes of determining depreciation, amortization or other cost recovery deductions in calculating Profits and Losses); and (f) except for items in (a) above, any expenditures of the Partnership not deductible in computing taxable income or loss, not properly capitalizable and not otherwise taken into account in computing Profits and Losses pursuant to this definition shall be treated as deductible items. “Prohibited Solicitation” has the meaning set forth in Section 10.12(a)(ii). “Related Vehicle” means (i) any managed account (or similar arrangement structured through an entity) formed to co-invest alongside a Fund Entity and any alternative vehicle formed to invest in lieu thereof pursuant to the terms of the governing documents of such managed account in connection with which the relevant Fund GP (or its Affiliate) acts as general partner (or similar managing fiduciary) and (ii) any co-investment vehicle formed to co-invest alongside a Fund Entity, if the Partnership receives carried interest from such vehicle, and any alternative vehicle formed to invest in lieu thereof pursuant to the terms of the governing documents of such co- investment vehicle in connection with which the relevant Fund GP (or its Affiliate) acts as general partner (or similar managing fiduciary). “Reserved Percentage” has the meaning set forth in Section 4.3(b). “Resource” has the meaning set forth in Section 10.12(a)(ii). “Restrictive Covenant Agreement” means any agreement, and any attachments or schedules thereto, entered into by and between a Limited Partner and the Partnership or any of its Affiliates, pursuant to which a Limited Partner has agreed, among other things, to certain restrictions relating to non-competition (if applicable), non-solicitation and/or confidentiality, in order to protect the business of the Partnership or any of its Affiliates. “Rules” has the meaning set forth in Section 10.16. “Securities” means any of the following, whether readily marketable or not: (a) capital stock, foreign securities, shares or units of beneficial interest in a trust, partnership interests, warrants, bonds, notes, debentures, whether subordinated, convertible or otherwise, no-load mutual funds, money market funds, commercial paper, certificates of deposit, bank debt, trade claims, obligations of the United States, any state thereof, any foreign country or political subdivision thereof and instrumentalities of any of them, bankers’ acceptances, trust receipts and other obligations, and evidences of indebtedness or other instruments commonly referred to as securities of whatever kind or nature of any person, corporation, government or entity whatsoever, (b) rights and options relating thereto, and (c) (i) financial instruments and (ii) options, futures contracts, options on futures contracts, forward contracts, “spot” transactions and swap arrangements involving securities indices or other indices, financial instruments, interest rates, currencies and commodities. “Securities Act” means the U.S. Securities Act of 1933, as amended. “Tax Advances” has the meaning set forth in Section 5.6.

8 “Tax Matters Partner” has the meaning set forth in Section 6.3. “Temporary Investment Proceeds” has the meaning set forth in Section 4.1(c)(i). “Temporary Investments” shall mean debt securities issued or backed by the Treasury Department of the United States with a maturity of 90 days or less. “Terminated Limited Partner” means a Limited Partner whose employment with the Firm and/or its Affiliates has terminated. “Transfer” means any assignment, sale, exchange, transfer, pledge, encumbrance, hypothecation or other disposition of all or any part of an Interest. “Vested Percentage” means, with respect to a Limited Partner, except as set forth in such Limited Partner’s Admission Letter, a percentage determined as follows: (i) 33⅓% of such Limited Partner’s Carried Interest Sharing Percentage with respect to a particular Fund Entity shall vest on each of the third, fourth, and fifth anniversaries of the “Vesting Commencement Date” with respect to such Fund Entity, which shall mean the date of such Limited Partner’s Admission Letter with respect to such Fund Entity. (ii) If a Limited Partner’s Carried Interest Sharing Percentage is increased with respect to a particular Fund Entity pursuant to Section 4.3, such increased portion shall vest in the same manner as if it had been included in such Limited Partner’s Carried Interest Sharing Percentage with respect to such Fund Entity since the applicable Vesting Commencement Date. (iii) For greater certainty, notwithstanding the foregoing clauses, if such Limited Partner becomes a Terminated Limited Partner within 36 months after the Vesting Commencement Date with respect to a Fund Entity, it shall not be vested in any portion of its Carried Interest Sharing Percentage with respect to such Fund Entity. “Vesting Commencement Date” has the meaning set forth in the definition of “Vested Percentage.” SECTION 1.2 Terms Generally. The definitions in Section 1.1 shall apply equally to both the singular and plural forms of the terms defined. Whenever the context may require, any pronoun shall include the corresponding masculine, feminine and neuter forms. The term “person” includes individuals, partnerships, limited liability companies, joint ventures, corporations, trusts, governments (or agencies or political subdivisions thereof) and other associations and entities. Unless the context requires otherwise, the words “include,” “includes” and “including” shall be deemed to be followed by the phrase “without limitation”.

9 ARTICLE II GENERAL PROVISIONS SECTION 2.1 Formation. The parties hereto agree to continue a limited partnership under the provisions of the Act for the purposes and on the terms set forth in this Agreement. SECTION 2.2 Limited Partners. The books and records of the Partnership shall contain the name and address and Carried Interest Sharing Percentage of each Limited Partner with respect to each Fund Entity as of the date of this Agreement. The General Partner is authorized to revise such books and records from time to time to reflect the admission, removal or withdrawal of a Limited Partner in accordance with the terms of this Agreement and other modifications to or changes in the information set forth therein. Upon the admission of one or more Limited Partners to the Partnership, the Initial Limited Partner shall (a) receive a return of any capital contribution made by it to the Partnership, (b) withdraw as the Initial Limited Partner of the Partnership and (c) other than as may be set forth in an Admission Letter, have no further right, interest or obligation of any kind whatsoever as a Partner in the Partnership. SECTION 2.3 Name. The Partnership shall conduct its activities under the name of “Franklin Templeton Enterprise Partners, L.P.” The Partnership’s business may be conducted under any other name or names as the General Partner may determine; provided, that the name shall always contain the words “Limited Partnership” or the letters “L.P.” or “LP.” The General Partner shall give prompt notice of any such name change to each Limited Partner. SECTION 2.4 Liability of General and Limited Partners. (a) Except as the Partnership may otherwise agree with third parties, the General Partner shall have unlimited liability for the satisfaction and discharge of all losses, liabilities and expenses of the Partnership. (b) Except as provided in the Act, or as expressly provided in this Agreement, no Limited Partner shall be obligated personally for any debt, obligation or liability of the Partnership or of any other Limited Partner solely by reason of being a Limited Partner of the Partnership. (c) In no event shall any Limited Partner or former Limited Partner (i) be obligated to make any capital contribution or payment to or on behalf of the Partnership except pursuant to Section 4.5, Section 4.6 and/or Section 5.1, as applicable, (ii) have any liability in its capacity as a Limited Partner in excess of such Limited Partner’s obligation to make capital contributions or other payments pursuant to Section 4.5, Section 4.6 and/or Section 5.1, as applicable and any other payments expressly provided for in this Agreement or (iii) have any liability to return distributions received by such Limited Partner from the Partnership except as otherwise specifically provided in this Agreement or other related agreements, including but not limited to each Partner’s Admission Letter or as expressly agreed to in another writing or as may be required by applicable law. SECTION 2.5 Term. The existence of the Partnership shall continue unless and until the Partnership is dissolved, wound up and terminated in accordance with Article VII. No Partner shall have the right, and each Partner hereby agrees not to, withdraw from the Partnership, nor to dissolve, terminate or liquidate, or to petition a court for the dissolution, termination or liquidation of the Partnership, in each case except as expressly provided in this Agreement, and except with the consent of the General Partner in its sole and absolute discretion, no Partner at any time shall have the right to petition or to take any action

10 to subject Partnership assets or any part thereof to the authority of any court or other governmental body in connection with any bankruptcy, insolvency, receivership or similar proceeding. SECTION 2.6 Purpose; Powers. (a) The purpose of the Partnership shall be, directly or indirectly through subsidiaries or Affiliates, (i) to be a limited partner (or similar holder of interests) in the Carry Entities and to perform the obligations of a limited partner (or similar holder of interests) contemplated by the Carry Entity Agreements, (ii) to engage in any other lawful business under the Act and applicable law that the General Partner in its sole discretion determines the Partnership shall engage in and (iii) to do all things necessary or incidental thereto. (b) Except as expressly provided herein, in furtherance of its purposes, the Partnership shall have all powers necessary, suitable or convenient for the accomplishment of its purposes, alone or with others, subject to the provisions of Article III hereof, including the following: (i) to hold, receive, mortgage, pledge, transfer, exchange, otherwise dispose of, grant options with respect to and otherwise deal in and exercise all rights, powers, privileges and other incidents of ownership or possession with respect to all Securities and other property; (ii) to invest and reinvest cash assets of the Partnership in any investments, including in the Carry Entities and Temporary Investments; (iii) to have and maintain one or more offices within or without the State of Delaware and, in connection therewith, to rent or acquire office space, engage personnel and do such other acts and things as may be advisable or necessary in connection with the maintenance of such office or offices; (iv) to open, maintain and close bank accounts and draw checks and other orders for the payment of moneys and to open, maintain and close accounts with brokers, custodians and others; (v) to engage employees (with such titles and delegated responsibilities as may be specified herein or determined by the General Partner), accountants, sub-advisors, auditors, custodians, consultants, attorneys and any and all other agents and assistants, both professional and nonprofessional, including Partners and their Affiliates, and to compensate them as may be necessary or advisable; (vi) to form or cause to be formed and to own the stock of one or more corporations, whether foreign or domestic, and to form or cause to be formed and to participate in partnerships, limited liability companies, joint ventures and other entities or arrangements, whether foreign or domestic; (vii) to enter into, make and perform all contracts, agreements and other undertakings as may be deemed necessary or advisable or incidental to carrying out its purposes; (viii) to sue, prosecute, settle or compromise all claims against third parties, to compromise, settle or accept judgment of claims against the Partnership, and to execute all documents and make all representations, admissions and waivers in connection therewith;

11 (ix) to borrow money from or make loans or other extensions of credit to (either on a secured or unsecured basis or with or without recourse) any person or to guarantee loans or other extensions of credit for any purpose; (x) to distribute, subject to the terms of this Agreement, at any time and from time to time to Partners cash or other property of the Partnership, or any combination thereof; and (xi) to take such other actions necessary or incidental thereto as may be permitted under applicable law. SECTION 2.7 Registered Office and Registered Agent; Places of Business. (a) The Partnership shall maintain a registered office at The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801, or at such other office as may from time to time be determined by the General Partner in its sole discretion. The name and address of the Partnership’s registered agent for service of process in the State of Delaware as of the date of this Agreement is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, New Castle County, Delaware 19801. (b) The Partnership shall maintain offices and principal places of business at such places as may from time to time be determined by the General Partner in its sole discretion. ARTICLE III MANAGEMENT AND OPERATION OF THE PARTNERSHIP SECTION 3.1 Management. (a) Except as otherwise provided herein, the management and control of the business and affairs of the Partnership shall be vested exclusively with the General Partner. The General Partner shall have the authority to exercise all powers necessary and convenient for the purposes of the Partnership, including those enumerated in Section 2.6, on behalf and in the name of the Partnership. (b) The General Partner may form any committees and delegate responsibilities to such committees as the General Partner may determine. (c) The General Partner shall have the authority to exercise all powers necessary and convenient for the purposes of the Partnership, including those enumerated in Section 2.6, on behalf and in the name of the Partnership, subject to the authority of the General Partner as specified herein and subject to compliance with the restrictions and other provisions of this Agreement. (d) As more fully set forth in Section 3.5 hereof, a Limited Partner may also be an officer, director, agent or employee of the Partnership and may act on behalf of the Partnership in such capacity to the extent authorized to do so by the General Partner in such capacity. (e) Subject to Section 4.4, a Limited Partner may be removed as a Limited Partner by the General Partner. In the event a Limited Partner is removed as a Limited Partner or becomes subject to

12 Section 4.4, such Limited Partner shall cease to be a Limited Partner for purposes of determining the applicable rights and privileges afforded to such Partner hereunder. (f) Except as expressly provided in this Agreement, Limited Partners as such shall have no right to, and shall not, take part in the management or affairs of the Partnership, nor in any event shall any Limited Partner as such have the power to act for or bind the Partnership. A Limited Partner or an Affiliate of a Limited Partner may also be an employee, agent, director, member or officer of the Partnership, the General Partner or their Affiliates and may act on behalf of the Partnership in such capacity to the extent authorized to do so in such capacity. The existence of these relationships and acting in such capacities will not result in a Limited Partner participating in the control of the business of the Partnership or having general partner liability. SECTION 3.2 Actions by the General Partner. Except where expressly provided to the contrary herein, all decisions with respect to the management and control of the Partnership that are duly made by the General Partner shall be binding on the Partnership and each of the Partners. (a) The General Partner may participate in a meeting thereof by means of conference telephone or similar communications equipment allowing all persons participating in the meeting to hear and speak to each other at the same time. Participation by such means shall constitute presence in person at a meeting. (b) The resignation or removal of the General Partner shall not invalidate any act of the General Partner taken before the giving of written notice of the removal or resignation of the General Partner. (c) Except as expressly set forth herein, the General Partner shall not be obligated to abstain from voting on any matter (or vote in any particular manner) because of any interest (or conflict of interest) of the General Partner in such matter. SECTION 3.3 Certain Duties and Obligations of the Partners. (a) The General Partner shall take all action which may be necessary or appropriate on its part (i) for the formation and continuation of the Partnership as a limited partnership under the laws of the State of Delaware and (ii) for the development, maintenance, preservation and operation of the business of the Partnership in accordance with the provisions of this Agreement and applicable laws and regulations. (b) The General Partner shall take (and each Limited Partner agrees to cooperate in connection therewith and approves of the General Partner’s taking on such Limited Partner’s behalf) all actions which are reasonably necessary (i) to form or qualify the Partnership to conduct the business in which the Partnership is engaged under the laws of any jurisdiction in which the Partnership is doing business and to continue in effect such formation or qualification and (ii) to protect the limited liability of the Limited Partners under the laws of any jurisdiction in which the Partnership is doing business. To the extent reasonably necessary for the conduct of the Partnership’s business or the performance by the General Partner of its responsibilities hereunder, the General Partner shall take or cause to be taken all actions required to register or qualify the Partnership, the General Partner or the General Partner’s Affiliates under applicable federal, state and foreign laws and rules and regulations of applicable self-regulatory

13 organizations, and to maintain such registrations, qualifications and memberships in effect for so long as required. SECTION 3.4 Restrictions on Authority of the General Partner. Neither the General Partner nor any committee of the Partnership (created as provided above) shall have the authority to: (a) do any act in contravention of this Agreement; (b) do any act which would make it impossible to carry on the ordinary business of the Partnership, except in connection with the dissolution, winding up and termination of the Partnership as permitted by Article VII; or (c) admit a person as a Partner except as provided in Section 8.1 and Section 9.1 of this Agreement. SECTION 3.5 Officers. Subject to the direction of the General Partner, the day-to-day administration of the business of the Partnership shall be carried out by employees and agents who may be designated as officers, with titles including but not limited to “chairman,” “managing director,” “principal,” “vice president,” “treasurer,” “assistant treasurer,” “secretary,” “assistant secretary,” “general manager,” “director,” “chief administrative officer,” “chief financial officer,” “general counsel,” “chief compliance officer,” “controller” and “assistant controller,” as and to the extent authorized by the General Partner. The officers of the Partnership shall have such titles and powers and perform such duties as shall be determined from time to time by the General Partner and otherwise as shall customarily pertain to such offices or be determined from time to time by the General Partner. Any number of offices may be held by the same person. SECTION 3.6 Compensation. The General Partner shall have the authority to fix the compensation, if any, of the officers, employees, agents and other persons acting on behalf of the Partnership, which compensation shall be an expense of the Partnership. SECTION 3.7 Exculpation and Indemnification. (a) Notwithstanding any other terms of this Agreement and to the fullest extent permitted by law, whether express or implied, or any obligation or duty at law or in equity, and except to the extent otherwise agreed by the parties hereto, no member, shareholder, partner, officer, director, employee, representative or agent of the Firm, or their respective Affiliates (individually, a “Covered Person” and collectively, the “Covered Persons”) shall be liable to the Partnership or any Partner for (i) any act or omission (in relation to the Partnership, this Agreement, any related document or any transaction or investment contemplated hereby or thereby) taken or omitted in good faith by a Covered Person and in the reasonable belief that such act or omission is in, or is not contrary to, the best interests of the Partnership and is within the scope of authority granted to such Covered Person by this Agreement unless such act or omission resulted from willful misconduct, gross negligence, a material violation of applicable securities laws (other than a material violation arising from an act or omission taken with (x) the advice of counsel to the Partnership rendered prior to such act or omission, such counsel to have been chosen in good faith, or (y) the written approval of the General Partner or its designee upon disclosure of all materially relevant facts and circumstances), a material breach of fiduciary duty or an intentional and material breach of this Agreement, any Carry Entity Agreement, any Fund GP Agreement, any Fund Partnership Agreement or any related document by such Covered Person and except

14 that nothing herein shall constitute a waiver or limitation of any rights which a Partner or the Partnership may have under applicable securities laws or of any rights under other laws which may not be waived or (ii) any mistake, negligence, dishonesty or bad faith of any broker, adviser, or other agent of any Fund GP, any Fund Entity, the Partnership or any of their Affiliates selected and monitored by the General Partner and its Affiliates with reasonable care. (b) Except to the extent otherwise agreed by the parties hereto and subject in all cases to any indemnification required to be made to any Fund Entity by the Partnership, to the fullest extent permitted by law, the Partnership shall indemnify and save harmless (but only to the extent of its assets) each Covered Person from and against any and all claims, liabilities, damages, losses, costs and expenses (including amounts paid in satisfaction of judgments, in compromises and settlements, as fines and penalties and legal or other costs and reasonable expenses of investigating or defending against any claim or alleged claim) of any nature whatsoever, known or unknown, liquidated or unliquidated, arising from any and all claims, demands, actions, suits or proceedings, civil, criminal, administrative or investigative, in which the Covered Person may be involved, or threatened to be involved, as a party or otherwise, by reason of its management of the affairs of the Partnership or which relates to or arises out of or in connection with the Partnership, its property, its business or affairs. To the fullest extent permitted by law, a Covered Person shall not be entitled to indemnification under this Section 3.7 with respect to any claim, issue or matter in which such Covered Person has engaged in willful misconduct, gross negligence, a material violation of applicable securities laws (other than a material violation arising from an act or omission taken with (i) the advice of counsel to the Partnership rendered prior to such act or omission, such counsel to have been selected with reasonable care, or (ii) the written approval of the General Partner or its designee upon disclosure of all materially relevant facts and circumstances) or an intentional and material breach of this Agreement, any Carry Entity Agreement, any Fund GP Agreement, any Fund Partnership Agreement or any related document by such Covered Person, and nothing herein shall constitute a waiver or limitation of any rights which a Partner or the Partnership may have under applicable securities laws or of rights under other laws which may not be waived. To the fullest extent not prohibited by law, expenses (including legal fees) incurred by a Covered Person in defending any claim, demand, action, suit or proceeding may, with the approval of the General Partner (which approval shall be granted or not granted in the reasonable discretion of the General Partner based on its reasonable determination of the likelihood of the availability of the indemnity described above upon the final disposition of such claim, demand, action, suit or proceeding), from time to time, be advanced by the Partnership prior to the final disposition of such claim, demand, action, suit or proceeding upon receipt by the Partnership of a written undertaking (which undertaking need not be secured or bonded) by or on behalf of the Covered Person to repay such amount if it shall be determined that the Covered Person is not entitled to be indemnified as authorized in this Section 3.7. (c) Any Covered Person entitled to indemnification from the Partnership hereunder shall first seek recovery under any other indemnity or any insurance policies by which such Covered Person is indemnified or covered, as the case may be, but only to the extent that the indemnitor with respect to such indemnity or the insurer with respect to such insurance policy provides (or acknowledges its obligation to provide) such indemnity or coverage on a timely basis, as the case may be, and, if such Covered Person is other than the General Partner, such Covered Person shall obtain the written consent of the General Partner prior to entering into any compromise or settlement which would result in an obligation of the Partnership to indemnify such Covered Person; and if liabilities arise out of the conduct of the affairs of the Partnership and any other Person for which the Covered Person entitled to indemnification from the Partnership hereunder was then acting in a similar capacity, the amount of the indemnification provided by

15 the Partnership shall be limited to the Partnership’s proportionate share thereof as determined in good faith by the General Partner in light of its fiduciary duties to the Partnership and the Limited Partners. If such indemnity or insurance policies by which a Covered Person is indemnified or covered, as the case may be, are insufficient to cover all indemnified expenses under this Section 3.7, such Covered Person shall first seek to recover any such expenses from the applicable Fund Entity to the extent such Covered Person is entitled to such indemnification, and if such Fund Entity’s assets are insufficient to fully indemnify the Covered Person (or indemnity is not otherwise available), the Covered Person shall then seek recovery from the Fund GP to the extent such Covered Person is entitled to such indemnification, and if the Fund GP’s assets are insufficient to indemnify the Covered Person for any remaining expenses covered under this Section 3.7 (or indemnity is not otherwise available), the Covered Person may seek indemnification from the Carry Entity (if the Carry Entity is not the Fund GP), and if the Carry Entity’s assets are insufficient to indemnify the Covered Person for any remaining expenses covered under this Section 3.7 (or indemnity is not otherwise available), the Covered Person may seek indemnification from the General Partner for any remaining indemnified expenses. Inasmuch as the Partnership is intended to be secondarily liable in respect of losses, damages and expenses that are otherwise primarily indemnifiable by a particular Fund Entity, Fund GP, Carry Entity or Portfolio Company, any advancement or payment by the Partnership to the Covered Person will result in the Partnership’s having a subrogation claim against the relevant Fund Entity, Fund GP, Carry Entity or Portfolio Company in respect of such advancement or payments. The General Partner and the Partnership shall be specifically empowered to structure any such advancement or payment as a loan or other arrangement as the General Partner may determine necessary or advisable to give effect to or otherwise implement the foregoing. (d) To the extent that, at law or in equity, a Covered Person has duties (including fiduciary duties) and liabilities relating thereto to the Partnership or to another Partner, such Covered Person acting under this Agreement shall, to the fullest extent permitted by law, not be liable to the Partnership or to any such other Partner for its good faith reliance on the provisions of this Agreement. The provisions of this Agreement, to the extent that they expand or restrict the duties and liabilities of a Covered Person otherwise existing at law or in equity, are agreed by the Partners to modify to that extent such other duties and liabilities of such Covered Person. (e) Except as otherwise provided by the Act, or otherwise agreed in writing, the debts, liabilities and obligations of the Partnership, whether arising in contract, tort or otherwise, shall be solely the debts, obligations and liabilities of the Partnership, and no Covered Person shall be obligated personally for any such debt, liability or obligation of the Partnership solely by reason of being a Covered Person. (f) Without limiting the generality of the foregoing, and notwithstanding any provision of Section 3.7, nothing in this Agreement shall constitute a waiver, in the case of a Limited Partner, of any non-waivable right of such Limited Partner under applicable law (including under the U.S. federal securities laws), and, in the case of the General Partner and its Affiliates, of any such Person’s non- waivable duties under applicable law (including under the U.S. federal securities laws). SECTION 3.8 Authorization to Enter into Agreements. The Partnership, and the General Partner on behalf of the Partnership, may enter into and/or perform any actions required pursuant to any subscription agreement, letter agreement or other similar agreement, and any documents contemplated thereby or related thereto and any amendments thereto, without any further act, vote or approval of any Person, including any Partner, notwithstanding any other provision of this Agreement. The General Partner,

16 on behalf of the Partnership, is hereby authorized to abide by the applicable terms of the documents described in the preceding sentence, but such authorization shall not be deemed a restriction on the power of the General Partner to enter into other documents on behalf of the Partnership. ARTICLE IV DISTRIBUTIONS SECTION 4.1 Distributions — General Principles and Definitions. (a) Except as otherwise expressly provided in this Article IV or in Article VII, no Partner shall have the right to withdraw capital from the Partnership or to receive any distribution or return of any capital contribution. Notwithstanding any provision to the contrary contained in this Agreement, the Partnership shall not be required to make a distribution to a Partner on account of such Partner’s Interest in the Partnership if such distribution would violate the Act or any other applicable law. (b) Distributions pursuant to this Article IV may be made in cash or in Securities, provided, that distributions of Carried Interest Proceeds shall be made in the same form and proportions as such Carried Interest Proceeds are received, directly or indirectly, by the Partnership from the applicable Carry Entity unless the General Partner permits the Partners to elect otherwise, provided that the Partnership may substitute all or any portion of a cash distribution that would otherwise be made to a Partner with securities or other interests issued by the Firm or its successors and assigns or any subsidiary thereof in an amount determined by the General Partner to be equivalent to the cash that is being substituted (including, without limitation, common stock or other securities of the Firm), as determined by the General Partner in its sole discretion. Distributions of Securities shall be made in the same manner as if cash in an amount equal to the Fair Market Value of such Securities were to be distributed. (c) (i) “Temporary Investment Proceeds” means proceeds from sources other than Carry Entities, net of Partnership expenses and reserves for Partnership expenses allocable thereto. (ii) “Carried Interest Proceeds” means, with respect to the Partnership, the distributions and proceeds actually received by the Partnership from a Carry Entity relating to “carried interest” directly or indirectly received with respect to the related Fund Entity. (d) Except with the consent of the General Partner and subject to Section 4.6 and the maintenance of the Operating Reserve, distributions to the Partners of Carried Interest Proceeds shall be made as soon as practicable after their receipt by the Partnership. Subject to Section 4.1(e) and to the maintenance of the Operating Reserve, Temporary Investment Proceeds shall be distributed on an annual basis, or more often as determined by the General Partner. (e) The Partnership, in the General Partner’s sole discretion, shall not be required to make any distributions pursuant to this Article IV with respect to a distribution received directly or indirectly from any Carry Entity until the aggregate amount of distributions by the Carry Entities with respect to which the Partnership has not made distributions to its Partners exceeds $500,000. Additionally, the Partnership shall not be required to make any distributions to the Partners to the extent the General Partner believes the Partnership will be required (directly or indirectly) to make, within 120 days, a capital

17 contribution pursuant to any Carry Entity Agreement of a like amount or is otherwise intending to require Partners to make capital contributions to the Partnership. Notwithstanding the foregoing, the General Partner may, in its sole discretion, retain all or a portion of any distribution in the Holdback Account pursuant to Section 4.6(a). SECTION 4.2 Amounts and Priority of Distributions. (a) Treatment of Carried Interest Proceeds. Subject to Section 4.5 and Section 4.6(a), any distribution of Carried Interest Proceeds received by the Partnership shall be paid to the Partners in proportion to their respective Carried Interest Sharing Percentages (as of the date of such distribution) with respect to the corresponding Fund Entity, taking into account adjustments as provided herein. (b) Treatment of Temporary Investment Proceeds. Each distribution of Temporary Investment Proceeds shall be distributed among the Partners in proportion to their respective proportionate interests in the Partnership property or funds that produced such Temporary Investment Proceeds, as reasonably determined by the General Partner. (c) Interests as Profits Interests. It is the intention of the parties to this Agreement that the Interests issued by the Partnership to the Limited Partners constitute “profits interests” for U.S. federal income tax purposes. In furtherance of the foregoing, if necessary in the sole discretion of the General Partner, the General Partner shall limit distributions under Article IV with respect to any such profits interest so that such distributions do not exceed the amount of available profits in respect of such profits interest, as determined by the General Partner in good faith. In the event distributions would otherwise be reduced pursuant to the preceding sentence, the General Partner shall have the discretion to specially allocate items of income and/or gain to any Limited Partner so as to minimize the impact of any such limitation and shall be permitted to make appropriate adjustments (from future profits, consistent with the principles of this Section 4.2(c)), as determined by the General Partner, as to future distributions with respect to such profits interest so that the aggregate amount of distributions received in respect of such profits interest equals the amount of distributions which such profits interest would have been entitled to if no limitation pursuant to this Section 4.2(c) had been applicable. Any distributions under this Section 4.2 shall be subject to Section 17-607 of the Act and other applicable law. SECTION 4.3 Certain Adjustments in Carried Interest Sharing Percentages. (a) Adjustments in Carried Interest Sharing Percentages Generally. Except as otherwise provided in a Limited Partner’s Admission Letter, the General Partner may increase or, subject to Section 4.3(c) below, decrease the Carried Interest Sharing Percentage of any existing Limited Partner with respect to any Fund Entity. The General Partner shall cause the books and records of the Partnership to reflect the Carried Interest Sharing Percentage of each Partner with respect to each Fund Entity. (b) Establishment of the Reserved Percentage. With respect to each Fund Entity, a portion of the aggregate Carried Interest Sharing Percentages with respect to such Fund Entity as determined by the General Partner, subject to adjustment as hereinafter provided (the “Reserved Percentage”), may be set aside for future allocation by the General Partner to one or more persons who may from time to time be admitted as additional Partners (including, for purposes of this Section 4.3, members in the General Partner) as provided herein or for increases in Carried Interest Sharing Percentages

18 of existing Partners (or an admission or increase with respect to members in the General Partner). The Reserved Percentage shall be (x) increased by the amount by which any Partner’s Carried Interest Sharing Percentage is reduced as set forth herein, (y) reduced by any Carried Interest Sharing Percentage allocated to a new Partner pursuant to Section 9.1 and (z) reduced by any increase in the Carried Interest Sharing Percentage of any Limited Partner pursuant to Section 4.3(a). Any distributions and allocations of income with respect to the Reserved Percentage not specifically allocated to a Partner pursuant to this Section 4.3 or Section 9.1 shall, except as set forth below, be allocated among the Limited Partners pro rata based on their respective Carried Interest Sharing Percentages with respect to the applicable Fund Entity; provided that the General Partner may allocate such allocations and distributions on any other basis as it determines in good faith, or withhold such amounts from distribution until allocated to existing or new Partners in accordance with the terms hereof. (c) Restriction on Reduction in Carried Interest Sharing Percentages. Except as provided in this Section 4.3, Section 4.4 and Article IX, the Carried Interest Sharing Percentage of any Partner with respect to any Fund Entity shall not be reduced without such Partner’s consent. (d) Certain Adjustments in Carried Interest Sharing Percentages. In the event of (i) the admission of any person as an additional Limited Partner with respect to an existing Fund Entity pursuant to Section 9.1 or (ii) the increase in the Carried Interest Sharing Percentage of any Limited Partner pursuant to Section 4.3(a), the Carried Interest Sharing Percentage allocated to such additional Limited Partner or existing Limited Partner shall first be taken out of the then available Reserved Percentage, if any or, if the Firm so elects, by granting the Partnership an additional Carried Interest Sharing Percentage allocation with respect to such Fund Entity. To the extent, however, that the Carried Interest Sharing Percentage to be allocated to such additional Limited Partner or existing Limited Partner shall be greater than the then available Reserved Percentage and/or such additional allocation, then the Carried Interest Sharing Percentages of each Limited Partner shall be reduced by an aggregate amount equal to such excess and such reduction shall be made pro rata among such other Limited Partners based upon their Carried Interest Sharing Percentages with respect to such Fund Entity immediately prior to such admission or increase, as applicable. SECTION 4.4 Post-Termination Reduction in Carried Interest Sharing Percentage. Except as otherwise set forth herein, the following terms apply to Partners upon their termination of employment: (a) (i) Involuntary Resignation/Removal of Partners. If the General Partner determines in its discretion that any Partner be removed from the Partnership other than for Cause, such Partner, upon written notice by the General Partner to such Partner, shall be required to withdraw as of a date specified in such notice, which date shall be on or after the date of such notice. (ii) Removal for Cause. The General Partner may remove any Partner for Cause as a Partner of the Partnership by giving such Partner written notice of its intention to do so. Effective on the date such notice is given, such notice shall (x) state that such Partner is being removed as a Partner of the Partnership for Cause and (y) describe the particulars thereof in reasonable detail.

19 (iii) Effect on Other Partners. Subject to the Act, the withdrawal or removal from the Partnership of any Partner shall not, in and of itself, affect the obligations of the other Partners to continue the Partnership during the remainder of its term. (b) In the Case of Voluntary Termination or Involuntary Termination Without Cause. If the employment of a Limited Partner with the Firm or its Affiliates is voluntarily terminated or is involuntarily terminated without Cause (other than by reason of Permanent Disability) the Carried Interest Sharing Percentage (if any) of such Limited Partner with respect to each Fund Entity as of the date of such termination shall equal the product of (A) such Limited Partner’s Carried Interest Sharing Percentage with respect to such Fund Entity and (B) such Limited Partner’s Vested Percentage with respect to such Fund Entity. (c) In the Case of Termination for Permanent Disability. If the employment of a Limited Partner with the Firm or its Affiliates is terminated due to Permanent Disability, the Carried Interest Sharing Percentage of such Limited Partner with respect to each Fund Entity shall be such Limited Partner’s Carried Interest Sharing Percentage with respect to such Fund Entity as of the date of such termination. (d) In the Case of Termination for Cause. If the employment of a Limited Partner with the Firm or its Affiliates is terminated for Cause, the Carried Interest Sharing Percentage of such Limited Partner with respect to each Fund Entity as of the date of such termination shall be zero. For purposes of this Section 4.4(d), “Cause” shall include any act of such Partner following the termination of such Partner’s employment (or other status) with the Firm or its Affiliates pursuant to this Section 4.4 which would otherwise constitute an event of Cause hereunder, including a breach of such Partner’s obligations under Section 10.4 and Section 10.12. (e) Consistent Treatment for Family Investment Partners. For purposes of this Agreement, in the case of any Family Investment Partner, (i) the termination of employment with the Firm or its Affiliates of the employee with which such Family Investment Partner is associated shall be deemed a termination of employment of such Family Investment Partner or if not an employee of the Firm or its Affiliates, as determined by the General Partner in its sole discretion, with the same character as the character of such employee’s termination (e.g., with or without Cause, etc.), (ii) an event of Cause relating to any former employee of the Firm or its Affiliates with which such Family Investment Partner is associated shall be deemed an event of Cause with respect to such Family Investment Partner and (iii) the rights of the General Partner to remove a Family Investment Partner shall be the same as the rights of the General Partner with respect to the associated Partner and (iv) the Interest held by such Family Investment Partner shall be a non-voting Interest. For purposes of this Agreement, in the event a Partner defaults on its obligations under this Agreement, including without limitation its obligations pursuant to Section 4.5 or Section 5.1, any Family Investment Partner affiliated with such Partner shall be subject to this Section 4.4(e) to the same extent as such Partner, as the General Partner in its sole discretion deems appropriate. (f) Remedies. The provisions and remedies in this Section 4.4 and Section 4.5 are not exclusive, and each such provision or remedy shall be cumulative and in addition to every other right, power or remedy whether conferred herein or now or hereafter available at law or in equity or by statute or otherwise. Each Limited Partner acknowledges by its execution hereof that it has been admitted to the Partnership in reliance upon its agreements under this Agreement, that the General Partner and the

20 Partnership may have no adequate remedy at law for a breach hereof and that damages resulting from a breach hereof may be impossible to ascertain at the time hereof or of such breach. SECTION 4.5 Payment of Clawback Amounts to the Fund Entities. Except as provided in this Section 4.5 and Section 5.1, no Partner shall be required to make capital contributions to the Partnership. (a) In General. If at any time, whether before or after the dissolution and termination of any Fund Entity, the Partnership is directly or indirectly obligated to contribute any Fund Clawback Amount to any Fund Entity, then the Partnership shall require the Partners (including Family Investment Partners or former Partners) to pay such additional amounts as are necessary to satisfy such Partner’s (or Family Investment Partner’s or former Partner’s) obligation, as the case may be, as set forth in this Section 4.5. In any such case, each Partner or Family Investment Partner, except as may be otherwise agreed to in writing between the General Partner and a Limited Partner, shall be obligated to pay to the Partnership an amount (such Partner’s “Clawback Amount”) which equals the product of (i) such Partner’s Carried Interest Clawback Percentage with respect to such Fund Entity and (ii) the portion of the Fund Clawback Amount with respect to such Fund Entity for which the Partnership is responsible, as determined by the General Partner. (b) Certain Default Remedies. The Partnership shall be entitled to collect interest on the amount which any Partner has failed to timely pay pursuant to Section 4.5(a) or this Section 4.5(b) from the date such amount was to have been paid to the date of payment in full at a rate equal to the Default Interest Rate. Any Partner defaulting on its obligation to contribute to the Partnership any amount pursuant to Section 4.5(a) or this Section 4.5(b) shall be obligated to reimburse the Partnership for all reasonable attorney’s fees and expenses and all other costs and expenses incurred by the Partnership in enforcing against such Partner such obligation. The Partnership shall have the right to set-off as appropriate and apply against such Partner’s obligation to make such contribution, any default interest accruing thereon and such Partner’s reimbursement obligations hereunder, any amounts otherwise payable to such Partner by the Partnership or any other Affiliate thereof (including, without limitation, amounts unrelated to Carried Interest Proceeds, such as payments from the Firm and its Affiliates). (c) GP Set-off. To the extent a Partner’s Clawback Amount or other obligation expressly provided for in this Agreement or other agreement to which such Partner is a party with the General Partner or an Affiliate thereof is not satisfied as provided herein, the General Partner shall have the right, to the maximum extent not prohibited by law, to set-off as appropriate and apply such amount to such Partner’s Clawback Amount, or other obligation any amounts otherwise payable to such Partner by the Partnership or any other Affiliate thereof, including, without limitation, amounts unrelated to Carried Interest Proceeds, such as employee compensation and any similar amounts in connection with the Partnership and any of its Affiliates. (d) Survival. A Partner’s obligation to make payments under this Section 4.5 shall survive the termination of the Partnership, termination of such Partner’s employment with the Firm or its Affiliates and such Partner’s withdrawal from the Partnership, so that for purposes of this Section 4.5 a former Partner shall continue to be treated as a Partner.

21 SECTION 4.6 Holdback Accounts. (a) Establishment of the Holdback Account. The Partnership shall establish an account on its books (the “Holdback Account”) with a sub-account for each Limited Partner that receives Carried Interest Proceeds. Except as provided in Section 4.6(b)(i), in lieu of distributing to a Partner on any date the amount of Carried Interest Proceeds otherwise distributable to such Partner under Section 4.2(a) or credited to such Partner’s Holdback Account pursuant to Section 4.6(c), the Partnership may retain all or a portion of such Carried Interest Proceeds (determined by the General Partner in its sole discretion) and shall credit the sub-account of such Partner in the Holdback Account with the amount of Carried Interest Proceeds so retained. Without prejudice to the foregoing, the General Partner may determine from time to time to retain in the Holdback Account all or a portion of the gross Carried Interest Proceeds payable to any Limited Partner in excess of such Limited Partner’s Vested Percentage with respect to such Carried Interest Proceeds, which portion may vary among Limited Partners. (b) Distributions out of the Holdback Account. (i) The General Partner may determine to distribute to any Partner all or any portion of the amounts in such Partner’s sub-account in the Holdback Account and/or terminate the requirement that such Partner’s distributions of Carried Interest Proceeds be placed in the Holdback Account, subject to such conditions, undertakings, guarantees, security, credit support and/or other similar provisions, as the General Partner may deem necessary or advisable in its sole discretion, without regard as to whether similar or different requirements have been established with respect to other Partners. (ii) An amount equal to the interest or other amounts earned on the funds in the Holdback Account shall be released and paid to the Partners in proportion to their respective interests in the Holdback Account at least annually or more frequently as determined from time to time by the General Partner. (iii) If the Partnership is directly or indirectly required to contribute a Fund Clawback Amount to a Fund Entity pursuant to the applicable Fund Partnership Agreement, then there shall be deducted against each Partner’s sub-account in the Holdback Account by the General Partner such Partner’s Clawback Amount, which shall reduce the amounts due pursuant to Section 4.5(a). (iv) Any amounts remaining in a Partner’s sub-account in the Holdback Account after deduction of such Partner’s Clawback Amount relating to any Fund Clawback Amounts associated with the final liquidation of any Fund Entities shall be distributed to such Partner as promptly as practicable thereafter, subject to such reserves as the General Partner in its sole and absolute discretion shall determine. (c) Investment of Amounts in Holdback Account. The sub-account of each Partner in the Holdback Account shall be invested by the Partnership in Temporary Investments or such other investments as may be determined by the General Partner in its sole discretion. SECTION 4.7 Guarantee. If any Fund Entity has a requirement in its Fund Partnership Agreement (or in the applicable Carry Entity Agreement) that the Partnership shall become a party to a guarantee (each, a “Guarantee”) pursuant to which the Partnership and/or each Partner agrees to guarantee, for the benefit of such Fund Entity and its limited partners (or other similar members), payment of the Partnership’s or Partner’s share of any Clawback Amount with respect to such Fund Entity, then each

22 Partner agrees to execute such Guarantee (or a joinder agreement to such Guarantee). The admission of any Partner as a substitute or additional Partner shall be conditioned upon such Person’s execution of the Guarantee and any other guarantee agreement approved by the General Partner and each Partner hereby grants to the General Partner an irrevocable power of attorney to execute and deliver in its name, place and stead any Guarantee. ARTICLE V LIMITED PARTNER GIVEBACK; ALLOCATIONS; EXPENSES SECTION 5.1 Limited Partner Giveback. If at any time the General Partner determines that the Partnership cannot meet its obligations for extraordinary expenses such as litigation expenses, the General Partner may require each Partner to return distributions made to such Partner for the purpose of meeting such Partner’s pro rata share (based upon the categories of distributions (i.e., Carried Interest Proceeds or Temporary Investment Proceeds) received by the Partnership with respect to a Fund Entity that are required to be returned hereunder) of such obligations in an amount up to, but in no event in excess of the aggregate distributions actually received by such Partner from the Partnership. The General Partner shall give each Partner at least five (5) Business Days’ prior notice (or such shorter period as is reasonably necessary as determined by the General Partner) of the amount to be contributed by such Partner pursuant to this Section 5.1. Except as expressly provided herein, any returns of distributions with respect to a Fund Entity shall be borne by the Partners in accordance with the allocations made and distributions received by the Partners with respect to such Fund Entity. SECTION 5.2 Capital Accounts. (a) A separate capital account (a “Capital Account”) shall be established and maintained for each Partner and the General Partner may keep a separate sub- capital account for each interest in Carried Interest Proceeds with respect to a Fund Entity held by each Limited Partner. The Capital Accounts of the Partners shall be adjusted and maintained in accordance with the applicable U.S. Treasury Regulations. In the event of any Transfer of any Interest in the Partnership in accordance with the terms of this Agreement, the transferee shall succeed to the Capital Account of the transferor to the extent it relates to the transferred Interest. SECTION 5.3 Allocations of Profits and Losses. Except as otherwise provided in this Agreement, Profits, Losses and, to the extent necessary, individual items of income, gain, loss or deduction, of the Partnership shall be allocated among the Partners in a manner that as closely as possible gives economic effect to the provisions of Article IV and the other relevant provisions of this Agreement, as determined in the reasonable discretion of the General Partner. SECTION 5.4 Special Allocations. Notwithstanding any other provision of this Article V: (a) Minimum Gain Chargeback. If there is a net decrease in Partnership Minimum Gain or Partner Nonrecourse Debt Minimum Gain (determined in accordance with the principles of U.S. Treasury Regulations Sections 1.704-2(d) and 1.704-2(i)) during any Partnership taxable year, the Partners shall be specially allocated items of Partnership income and gain for such year (and, if necessary, subsequent years) in an amount equal to their respective shares of such net decrease during such year, determined pursuant to U.S. Treasury Regulations Sections 1.704-2(g) and 1.704-2(i)(5). The items to be so allocated shall be determined in accordance with U.S. Treasury Regulations Section 1.704-2(f). This Section 5.4(a)

23 is intended to comply with the minimum gain chargeback requirements in such U.S. Treasury Regulations Sections and shall be interpreted consistently therewith, including that no chargeback shall be required to the extent of the exceptions provided in U.S. Treasury Regulations Sections 1.704-2(f) and 1.704-2(i)(4). (b) Qualified Income Offset. In the event any Partner unexpectedly receives any adjustments, allocations, or distributions described in U.S. Treasury Regulations Section 1.704- 1(b)(2)(ii)(d)(4), (5) or (6), items of Partnership income and gain shall be specially allocated to such Partner in an amount and manner sufficient to eliminate the deficit in its Adjusted Capital Account Balance created by such adjustments, allocations or distributions as promptly as possible; provided, that an allocation pursuant to this Section 5.4(b) shall be made only to the extent that a Partner would have a deficit balance in his Adjusted Capital Account Balance in excess of such sum after all other allocations provided for in this Article V have been tentatively made as if this Section 5.4(b) were not in this Agreement. This Section 5.4(b) is intended to comply with the “qualified income offset” requirement of the Code and shall be interpreted consistently therewith. (c) Gross Income Allocation. In the event any Partner has a deficit Capital Account at the end of any Fiscal Year that exceeds the sum of (i) the amount such Partner is obligated to restore, if any, pursuant to any provision of this Agreement, and (ii) the amount such Partner is deemed to be obligated to restore pursuant to the penultimate sentences of U.S. Treasury Regulations Sections 1.704-2(g)(1) and 1.704-2(i)(5), each such Partner shall be specially allocated items of Partnership income and gain in the amount of such excess as quickly as possible; provided, that an allocation pursuant to this Section 5.4(c) shall be made only if and to the extent that a Partner would have a deficit Capital Account in excess of such sum after all other allocations provided for in this Article V have been tentatively made as if Section 5.4(b) and this Section 5.4(c) were not in this Agreement. (d) [Reserved]. (e) Nonrecourse Deductions. Nonrecourse Deductions shall be allocated to the General Partner and among the Limited Partners in accordance with their respective Capital Account balances. (f) Partner Nonrecourse Deductions. Partner Nonrecourse Deductions for any taxable period shall be allocated to the Partner who bears the economic risk of loss with respect to the liability to which such Partner Nonrecourse Deductions are attributable in accordance with U.S. Treasury Regulations Section 1.704-2(j). (g) [Reserved]. (h) Special Allocations. If any special allocations of income or gain are made pursuant to Section 5.4(b) or Section 5.4(c) hereof, subsequent allocations shall be made pursuant to this Section 5.4(h) so that the net amount of any items so allocated and all other items allocated to each Partner shall, to the extent possible, be equal to the net amount that would have been allocated to each Partner if such allocations pursuant to Section 5.4(b) or Section 5.4(c) had not occurred. (i) Notwithstanding any other provision of this Agreement, to the extent that the General Partner determines that alternative allocations of Profit and Loss or items thereof more accurately

24 reflect the economic entitlements of the Partners in the Partnership, the General Partner is hereby authorized to adjust or make alternative allocations that so accurately reflect the Partners’ interest in the Partnership. SECTION 5.5 Tax Allocations. For income tax purposes, each item of income, gain, loss and deduction of the Partnership shall be allocated among the Partners in the same manner as the corresponding items of Profits and Losses and specially allocated items are allocated for Capital Account purposes; provided, that in the case of any asset the Carrying Value of which differs from its adjusted tax basis for U.S. federal income tax purposes, income, gain, loss and deduction with respect to such asset shall be allocated solely for income tax purposes in accordance with the principles of Sections 704(b) and (c) of the Code (in any manner determined by the General Partner) so as to take account of the difference between Carrying Value and adjusted basis of such asset. To the extent there is an adjustment by a taxing authority to any item of income, gain, loss, deduction or credit of the Partnership (or an adjustment to any Partner’s distributive share thereof), the General Partner may reallocate the adjusted items among each Partner (as determined by the General Partner) in accordance with the final resolution of such audit adjustment. SECTION 5.6 Tax Advances. To the extent the Partnership is required by law to withhold or to make tax payments on behalf of or with respect to any Partner or the Partnership is subjected to tax itself by reason of the status of any Partner or as a result of any Partner’s participation in the Partnership or as a result of any Partner’s failure to provide any applicable tax documentation (e.g., backup withholding taxes or amounts imposed pursuant to Section 6225 of the Code) (“Tax Advances”), the General Partner may withhold such amounts and make such tax payments as so required. All Tax Advances made on behalf of a Partner shall, at the option of the General Partner, (i) be promptly paid to the Partnership by the Partner on whose behalf such Tax Advances were made or (ii) be repaid by reducing the amount of the current or next succeeding distribution or distributions which would otherwise have been made to such Partner or, if such distributions are not sufficient for that purpose, by so reducing the proceeds of liquidation otherwise payable to such Partner. Whenever the General Partner selects option (ii) pursuant to the preceding sentence for repayment of a Tax Advance by a Partner, for all other purposes of this Agreement such Partner shall be treated as having received all distributions (whether before or upon liquidation) unreduced by the amount of such Tax Advance. Each Partner hereby agrees to indemnify and hold harmless the Partnership and the other Partners from and against any liability (including, without limitation, any liability for taxes, penalties, and additions to tax or interest) with respect to income attributable to or distributions or other payments to such Partner. In the event the Partnership is dissolved and liability is asserted by a governmental entity against the General Partner or any member or officer of the General Partner for Tax Advances made or required to be made, the General Partner shall have the right to be reimbursed from the Partner(s) on whose behalf such Tax Advances were made or required to be made. The obligations of a Partner set forth in this Section 5.6 shall survive the withdrawal of any Partner from the Partnership, any Transfer of a Partner’s Interest and the dissolution and termination of the Partnership. SECTION 5.7 Expenses. Except as otherwise agreed by the General Partner, no Limited Partner shall be reimbursed for expenses incurred on behalf of, or otherwise in connection with the Partnership. The Partnership shall bear and be responsible for all expenses (including, without limitation, (i) any reasonable expenses relating to the valuation and other costs and expenses that are associated with the estate planning by the Partners, as approved from time to time by the General Partner and (ii) subject to Section 5.6, taxes, fees or other governmental charges levied against the Partnership and any reasonable costs incurred in connection with any tax audit, inquiry, investigation, settlement or review of the Partnership) incurred in connection with the operation of the Partnership. The General Partner, on behalf of

25 the Partnership, may borrow from any Affiliate on such terms as it may reasonably determine for the payment of expenses, and may pay expenses and repay borrowings from any source of funds of the Partnership (including out of amounts that would otherwise be distributable under Section 4.1), as determined by the General Partner in its sole discretion. ARTICLE VI BOOKS AND REPORTS; TAX MATTERS SECTION 6.1 General Accounting Matters. (a) The General Partner shall keep or cause to be kept books and records of the Partnership and its activities. Such books and records of the Partnership shall be kept by the Partnership at its principal office. To the fullest extent permitted by law, the General Partner shall not disclose the allocation of the Carried Interest Proceeds among the Partners and, other than as provided in Section 6.1(b) below, may (consistent with applicable law) withhold access of any Limited Partner to information regarding the affairs of the Partnership if the General Partner shall determine in its sole and absolute discretion that it is in the interests of the Partnership to withhold such access. The General Partner shall have the benefit of the confidential information provisions of Section 17-305(b) of the Act. The Partnership’s books of account shall be maintained on a basis which allows the proper preparation of the Partnership’s financial statements and tax returns. (b) Each Person that was a Partner at any time during a Fiscal Year shall be supplied with such information as may be reasonably required to enable such Partner to prepare its federal, state, local and non-U.S. income tax returns based upon such Person’s status as a Partner, such other information as such Person may reasonably request for the purpose of applying for withholding taxes and a statement as to such Partner’s Capital Account as at the close of such Fiscal Year. SECTION 6.2 Fiscal Year. The fiscal year of the Partnership (the “Fiscal Year”) shall be the same as its taxable year, as determined pursuant to Section 706 of the Code. SECTION 6.3 Certain Tax Matters. The Partners intend for the Partnership to be treated as a partnership for U.S. federal income tax purposes and no election to the contrary shall be made. The General Partner shall use commercially reasonable efforts to prepare or cause to be prepared all applicable federal, state, local and non-U.S. tax returns of the Partnership for each year for which such returns are required to be filed and shall use commercially reasonable efforts to file or cause to be filed such returns. The General Partner shall determine the appropriate treatment of each item of Profit and Loss of the Partnership and the accounting methods and conventions with respect to any Tax Return and applicable jurisdiction. The General Partner may cause the Partnership to make or refrain from making any and all elections permitted by such tax laws. The General Partner shall act as, or appoint, the “partnership representative” for purposes of Section 6223 of the Code (the “Tax Matters Partner”). Each Partner agrees that it will take no position on its individual tax returns inconsistent with the positions taken on the Partnership’s tax returns. If the Partnership receives a notice of final partnership adjustment from the Internal Revenue Service (the “IRS”), the Tax Matters Partner may, as determined in its sole discretion and with respect to any applicable year, (i) elect to apply the provisions of Sections 6221 through 6241 of the Code with respect to any imputed underpayment arising from such adjustment and/or (ii) cause the Partnership to (x) elect the application of Section 6226 of the Code with respect to any imputed underpayment arising from such adjustment, and (y) furnish to each Partner (or former Partner) a statement

26 of such Partner’s (or former Partner’s) share of any adjustment to income, gain, loss, deduction or credit (as determined in the notice of final partnership adjustment). Each Partner hereby waives any rights it may have pursuant to the Code or otherwise to participate in any tax matters or controversies with respect to the Partnership. The Tax Matters Partner will take no action which is reasonably expected to have a material adverse effect on one or more of the Partners unless such action is approved by the General Partner. The Tax Matters Partner will be responsible for notifying all Partners of ongoing proceedings, both administrative and judicial, and will represent the Partnership throughout any such proceeding. The Partners will furnish the Tax Matters Partner with such information as it may reasonably request to provide the IRS with sufficient information to allow proper notice to the Partners. The Tax Matters Partner will not bind any other Partner to any extension of the statute of limitations or to a settlement agreement without such Partner’s written consent, which consent shall not be unreasonably withheld. ARTICLE VII DISSOLUTION SECTION 7.1 Dissolution. The Partnership shall be dissolved and subsequently terminated upon the occurrence of the first of the following events: (a) the occurrence of a Disabling Event with respect to the General Partner, provided that the Partnership shall not be dissolved if, within 90 days after the Disabling Event, Limited Partners representing a Majority in Interest of the Limited Partners agree in writing to continue the business of the Partnership and to the appointment, effective as of the date of the Disabling Event, of another General Partner; or (b) a determination by the General Partner to dissolve the Partnership at any time following the dissolution and termination of all of the Carry Entities. SECTION 7.2 Winding-up. When the Partnership is dissolved, the business and property of the Partnership shall be wound up and liquidated by the General Partner or, upon the occurrence of a Disabling Event with respect to the General Partner, a liquidator appointed by the General Partner. The General Partner or such liquidator shall use its best efforts to reduce to cash and cash equivalent items such assets of the Partnership as the General Partner or such liquidator shall deem it advisable to sell and to obtain fair value for such assets (taking into account applicable tax and other legal considerations). SECTION 7.3 Final Distribution. Within 120 calendar days after the effective date of dissolution of the Partnership, the assets of the Partnership shall be distributed in the following manner and order: (i) to pay the expenses of winding-up, liquidation and dissolution of the Partnership; (ii) to pay all creditors of the Partnership, other than Partners, either by the payment thereof or the making of reasonable provision therefor;

27 (iii) to establish reserves, in amounts established by the General Partner or such liquidator, to meet other liabilities of the Partnership; and (iv) to pay, in accordance with the terms agreed among them and otherwise on a pro rata basis, all creditors of the Partnership that are Partners, either by the payment thereof or the making of reasonable provision therefor. The remaining assets of the Partnership shall be applied and distributed among the Partners in accordance with Section 4.2. SECTION 7.4 No Obligation to Restore Capital Accounts. Except as provided in Section 4.5 and Section 5.1 and as may otherwise be provided herein or as required by law, no Partner whose Capital Account balance is negative or has a deficit amount (either during the existence of the Partnership or upon liquidation) shall have any obligation to return any amounts previously distributed to such Partner or to contribute cash or other assets to the Partnership to restore or make up the deficit in such Partner’s impaired Capital Account. ARTICLE VIII TRANSFER OF PARTNERS’ INTERESTS SECTION 8.1 Transfer of Interests by Limited Partners. To the fullest extent permitted by law, no Limited Partner may, directly or indirectly, Transfer such Limited Partner’s Interest without the prior written consent of the General Partner, which consent may be given or withheld in the General Partner’s sole and absolute discretion; provided, that such consent shall not be necessary in the case of a Transfer, in trust or otherwise, by a Limited Partner of its Interest to a Person eligible as a Family Investment Partner or, upon such Limited Partner’s death, to such Limited Partner’s heirs or beneficiaries under such Partner’s will or other testamentary instrument, unless the General Partner reasonably determines that such Transfer would materially increase the likelihood that either the Partnership or any Affiliate would be subject to any additional and material legal or regulatory burden or otherwise would have a material and adverse effect on the Partnership or any Affiliate thereof. Unless an Assignee is admitted as a substitute Limited Partner in accordance with Section 8.3(b), a Transfer by a Limited Partner of all or any part of such Limited Partner’s Interest in the Partnership shall not release such Limited Partner from any of such Limited Partner’s obligations or liabilities (including, without limitation, such Limited Partner’s obligations to make capital contributions hereunder and such Limited Partner’s liability therefor), or limit the General Partner’s rights with respect to such Limited Partner, of any nature whatsoever arising under this Agreement, provided, that any such Assignee shall be entitled only to allocations and distributions with respect to its Interest and shall have no right to vote such Interest, to participate in the management of the Partnership and shall not have any of the other rights of a Partner under this Agreement (a “Non-Partner Interest”). SECTION 8.2 Transfer of Interests by General Partner. The General Partner may not Transfer all or any part of its Interest, except that the General Partner may Transfer all or a portion of its Interest in the Partnership to any of its Affiliates. Only a transferee of all of the General Partner’s Interest in the Partnership may be admitted as a general partner of the Partnership to continue the business of the Partnership in lieu of the General Partner, which admission shall take place immediately prior to the withdrawal of the General Partner.

28 SECTION 8.3 Other Transfer Provisions. (a) To the fullest extent permitted by law, any purported Transfer by a Partner of all or any part of its Interest in violation of this Article VIII shall be null and void and of no force or effect. (b) Upon a Limited Partner’s Transfer of all or any part of such Limited Partner’s Interest to any person (including an Affiliate of such Partner or a permitted transferee under Section 8.1) (the “Assignee”) pursuant to this Article VIII, such Assignee shall be admitted as a substitute Limited Partner in lieu of such transferor Limited Partner only with the written consent of the General Partner which consent may be given or withheld in its sole and absolute discretion. (c) Notwithstanding any other provision in this Article VIII, a Transfer shall not take place or be recognized if such Transfer would cause the Partnership to be treated as a “publicly traded partnership” within the meaning of Section 7704 of the Code and the regulations promulgated thereunder. ARTICLE IX ADDITIONAL LIMITED PARTNERS SECTION 9.1 Admission of Additional Limited Partners. (a) The General Partner may admit additional Partners to the Partnership in accordance with the terms of this Agreement. Upon the admission of any additional Partner, such Partner shall be allocated such Carried Interest Sharing Percentage with respect to certain Fund Entities as set forth in such new Partner’s Admission Letter, and the Reserved Percentage shall be adjusted as provided in Section 4.3. (b) Concurrently with the admission of any substitute or additional Limited Partner, the General Partner shall forthwith cause any necessary papers to be filed and recorded and notice to be given wherever and to the extent required showing the substitution of such transferee as a substitute Limited Partner in place of the transferor Limited Partner, or the admission of an additional Limited Partner. The admission of any person as a substitute or additional Limited Partner shall be conditioned upon such person’s written acceptance and adoption of, and his, her or its undertaking to be bound by, all the terms and provisions of this Agreement as though named herein as a Limited Partner and the holder of the relevant Interest. ARTICLE X MISCELLANEOUS SECTION 10.1 Arbitration; Waiver of Accounting/Partition. To the fullest extent permitted by law, any dispute, controversy or claim arising out of or relating to this Agreement or to the Partnership’s affairs or the rights or interests of the Partners, including, without limitation, the validity, interpretation, performance, breach, alleged breach or termination of this Agreement, whether arising during the existence of the Partnership or at or after its termination or during or after the liquidation of the Partnership, shall be settled by arbitration in New York, New York (or, if applicable law requires some other forum, then such other forum) in accordance with the rules then outstanding of the American Arbitration Association. If the parties to any such controversy are unable to agree upon a neutral arbitrator or arbitrators,

29 then an arbitrator shall be appointed in accordance with such rules. For purposes of any actions or proceedings ancillary to the arbitration referenced above (for example, proceedings seeking interim relief in aid of the arbitration or to enforce an arbitration award), the parties consent to the nonexclusive jurisdiction of the United States District Court for the Southern District of New York or the New York State Supreme Court located in the county, city and state hereunder, as determined for all purposes in connection with any such arbitration. The parties agree that any process or notice of motion or other application to either of such courts, and any paper in connection with any such arbitration, may be served by certified mail, return receipt requested, or by personal service or in such other manner as may be permissible under the rules of the applicable court or arbitration tribunal, provided a reasonable time for appearance is allowed. Except as may be otherwise required by law in connection with the winding-up, liquidation and dissolution of the Partnership, each Partner hereby irrevocably waives any and all rights that it may have to maintain an action for judicial accounting or for partition of any of the Partnership’s property. SECTION 10.2 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without regard to conflicts of law principles. In particular, the Partnership is formed pursuant to the Act, and the rights and liabilities of the Partners shall be as provided therein, except as herein otherwise expressly provided. SECTION 10.3 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns and, in particular, the estate of a deceased Partner shall remain liable for all of such Partner’s obligations hereunder to the extent that such obligations are not affected by such Partner’s death under the terms hereof. Nothing in this Agreement is intended, nor shall anything herein be construed, to confer any rights, legal or equitable, in any person other than the Partners and their respective legal representatives, heirs, successors and permitted assigns. SECTION 10.4 Confidentiality. (a) By executing this Agreement, each Partner expressly agrees, at all times during the existence of the Partnership and thereafter and whether or not at the time a Partner of the Partnership, without the consent of the General Partner, to maintain the confidentiality of, not to use for any purpose (other than in connection with the performance of its duties on behalf of the Firm and its Affiliates) and not to disclose to any person, any information (including for the avoidance of doubt, information disclosed under Section 6.1 hereof or received from a Fund GP or Carry Entity) relating to the business, financial results, investors, clients or affairs of the Partnership, a Fund GP, a Carry Entity or any Fund Entity that shall not be generally known to the public, including information pertaining to the Fund Entities’ investment performance (i.e., “track record”), all research, including any or all procedures or techniques related to investment strategies of the Partnership or its Affiliates, essential ideas and principles underlying such procedures or techniques conceived, originated, discovered, developed, acquired, evaluated, tested or utilized by the Partnership or its Affiliates, software, databases, trade secrets, sales and marketing information, operations material and memoranda, client and investor lists and information, pricing information and financial information concerning or relating to the business, employees, and affairs of the Partnership and/or its Affiliates, obtained by or furnished, disclosed or disseminated to the Partner, or obtained, assembled or compiled by the Partner or under such Partner’s supervision during the course of such Partner’s employment by or ownership of an interest in the Partnership or any of its Affiliates, and all physical embodiments of the foregoing, all of which are hereby agreed to be the property of and confidential to the Partnership and its Affiliates (“Confidential Information”), except (a) to such directors, members, employees, representatives and advisors of such Partner and its Affiliates who need to know the information

30 and who are informed of the confidential nature of the information and with respect to which that Partner will be responsible for any disclosures by such persons in violation hereof, (b) as required for any arbitration proceeding pursuant to Section 10.1 or as required by governmental regulatory agencies, self-regulating bodies, law, legal process or litigation in which such Partner is a defendant, plaintiff or other named party or (c) as is reasonably necessary and appropriate in the course of and in furtherance of the conduct of the business of the Partnership and the Fund Entities. Without limiting the foregoing, each Partner agrees that it shall not disclose, publish, or disseminate in any way any information relating to the financial performance, track record, investment decisions and analysis or any related information of any individual Fund Entity, the Partnership as a whole or the Firm, and their respective Affiliates, without the express consent of the General Partner (which may be given or withheld in its sole discretion); provided, that in connection with the securing of future employment such Partner may, subject to the foregoing restrictions, disclose on a confidential basis the general nature of such Partner’s responsibilities with the Firm or its Affiliates, including oral representations concerning such Partner’s track record/investment performance with the Firm and/or its Affiliates. The provisions of this Section 10.4(a) shall survive the termination, dissolution, liquidation, restructuring or recapitalization of the Partnership. (b) Except as set forth herein, by executing this Agreement, each Partner expressly agrees that, at all times during the existence of the Partnership and thereafter, upon the removal or withdrawal of such Partner for any reason, such Partner shall (x) cease and not thereafter commence use of any Confidential Information or intellectual property (including without limitation, any patent, invention, copyright, trade secret, trademark, trade name, logo, domain name or other source indicator) owned or used by the Partnership or its Affiliates; (y) immediately destroy, delete, or return to the Partnership, at the Partnership’s option, all originals and copies in any form or medium (including memoranda, books, papers, plans, computer files, letters and other data) in such Partner’s possession or control (including any of the foregoing stored or located in such Partner’s office, home, laptop or other computer, whether or not Partnership property) that contain Confidential Information or otherwise relate to the business of the Partnership or its Affiliates, except that such Partner may retain only those portions of any personal notes, notebooks and diaries that do not contain any Confidential Information; and (z) notify and fully cooperate with the Partnership regarding the delivery or destruction of any other Confidential Information of which such Partner is or becomes aware. The provisions of this Section 10.4(b) shall survive the termination, dissolution, liquidation, restructuring or recapitalization of the Partnership. (c) Each Partner (and any employee, representative, or other agent of such Partner) may disclose to any and all persons, without limitation of any kind, the U.S. federal tax treatment and tax structure of the Partnership or any transactions contemplated by the Partnership, it being understood and agreed, for this purpose (i) the name of, or any other identifying information regarding, (A) the Partnership or any existing or future investor (or any Affiliate thereof) in the Partnership, or (B) any investment or transaction entered into by the Partnership, the Carry Entities, the Fund GPs, the Fund Entities or any of their Affiliates, (ii) any performance information relating to the Partnership, the Fund Entities or any of their Affiliates or their investments, or (iii) any performance or other information relating to the Fund Entities, their Affiliates or other investments sponsored by the General Partner or their Affiliates, does not constitute such tax treatment or structure information. (d) Notwithstanding anything to the contrary, nothing in this Agreement (including this Section 10.4 or Section 10.12), shall prohibit or impede any Partner from communicating, cooperating or filing a complaint with any governmental agencies, regulatory authorities or self-regulatory organizations

31 (including but not limited to the Securities and Exchange Commission) with respect to possible violations of any U.S. federal, state or local law or regulation, or from otherwise making disclosures to any such governmental agencies, regulatory authorities or self-regulatory organizations, in each case, that are protected under the whistleblower provisions of any such law or regulation; provided, that in each case such communications and disclosures are consistent with applicable law. SECTION 10.5 Notices. Whenever notice is required or permitted by this Agreement to be given, such notice shall be in writing (including electronic mail, facsimile or similar writing) and shall be given to any Partner at its address or electronic mail address or telex or facsimile number shown in the Partnership’s books and records. Each such notice shall be effective (i) if given by electronic mail or facsimile, upon electronic confirmation of receipt and (ii) if given by any other means, when delivered to and receipted for at the address of such Partner, as the case may be, specified as aforesaid. Each Family Investment Partner shall designate one or more individuals as “associated Limited Partner(s)” for the purposes of this Agreement to act on such Family Investment Partner’s behalf in all matters relating to the business and affairs of the Partnership, including the exercise of such Family Investment Partner’s consent rights hereunder. SECTION 10.6 Counterparts. This Agreement may be executed in any number of counterparts, all of which together shall constitute a single instrument. For the avoidance of doubt, a Person’s execution and delivery of this Agreement by electronic signature and electronic transmission (jointly, an “Electronic Signature”), including via DocuSign or other similar method, shall constitute the execution and delivery of a counterpart of this Agreement by or on behalf of such Person and shall bind such Person to the terms of this Agreement. The parties hereto agree that this Agreement and any additional information incidental hereto may be maintained as electronic records. Any Person executing and delivering this Agreement by an Electronic Signature further agrees to take any and all reasonable additional actions, if any, evidencing its intent to be bound by the terms of this Agreement, as may be reasonably requested by the General Partner. SECTION 10.7 Entire Agreement. This Agreement, together with the separate written agreements referenced herein, embodies the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, representations, warranties, covenants or undertakings, other than those expressly set forth or referred to herein. Except as expressly provided herein, this Agreement and such separate written agreements supersede all prior agreements and understandings between the parties with respect to such subject matter. Notwithstanding the foregoing, the Partners acknowledge and agree that with respect to any other Limited Partner, any Admission Letter, in each case, may have the effect of establishing rights under, or altering or supplementing, the terms of this Agreement with respect to such other Limited Partner. This Agreement does not create any right of employment on the part of any Limited Partner and no Limited Partner shall have any right (implied or otherwise) to be paid any amount hereunder except as expressly provided for herein. SECTION 10.8 Amendments. Except as provided in any Admission Letter, this Agreement may be amended or modified with the consent of the General Partner in its sole discretion; provided, that no such amendment shall (a) decrease any Partner’s share of the Partnership’s distributions, income and gains, increase its share of the Partnership’s losses or materially and adversely affect the rights granted to such Partner hereunder (other than as expressly set forth herein), without the written consent of

32 each Partner so affected, (b) change the percentage of interests of Partners necessary for any consent required hereunder to the taking of an action in a manner adverse to the Limited Partners unless such amendment is approved by Partners who then hold interests equal to or in excess of such percentage interest for the subject of such proposed amendment, (c) amend this Section 10.8 in a manner adverse to a Partner, without the consent of such Partner, or (d) amend in a material and adverse manner the rights of any particular Limited Partner differently than the rights of Partners generally without the consent of such Limited Partner; provided, that upon publication of the final regulations in the Federal Register (or other official pronouncement), the General Partner shall be able to amend, as determined by the General Partner, this Agreement to provide for (i) the election of a safe harbor under U.S. Treasury Regulation Section 1.83- 3(1) (or any similar provision) under which the fair market value of a partnership interest that is transferred in connection with the performance of services is treated as being equal to the liquidation value of that Interest, (ii) an agreement by the Partnership and all of its Partners to comply with all the requirements set forth in such regulations and Revenue Procedure 2005-43 (and any other guidance provided by the IRS with respect to such election) with respect to all partnership interests transferred in connection with the performance of services while the election remains effective, (iii) the allocation of items of income, gains, deductions and losses required by the final regulations similar to Proposed U.S. Treasury Regulations Sections 1.704-1(b)(4)(xii)(b) and (c), and (iv) any other related amendments. SECTION 10.9 Titles. Section titles are for descriptive purposes only and shall not control or alter the meaning of this Agreement as set forth in the text hereof. SECTION 10.10 Representations and Warranties. (a) Each Partner which is not a natural person represents, warrants and covenants to the other Partners that such Partner is duly formed and validly existing under the laws of the jurisdiction of its organization with full power and authority to perform its obligations hereunder and that the execution, delivery and performance of this Agreement has been duly authorized by such Partner. (b) Each Partner who is a natural person represents, warrants and covenants to the other Partners that such Partner has the legal capacity to enter into this Agreement and perform such Partner’s obligations hereunder. (c) Each Partner represents, warrants and covenants to the Partnership and the other Partners that: (i) this Agreement has been duly executed and delivered by such Partner and constitutes the valid and legally binding agreement of such Partner enforceable in accordance with its terms against such Partner subject to the effect of bankruptcy, insolvency, moratorium and other similar laws relating to creditors’ rights generally, by general equitable principles and by an implied covenant of good faith and fair dealing; (ii) the execution and delivery of this Agreement by such Partner and the performance of its duties and obligations hereunder do not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness, or any lease or other agreement, or any license, permit, franchise or certificate, to which such Partner or any Affiliate is a party or by which it or any of its Affiliates is bound or to which its or any Affiliate’s properties are subject, or require

33 any authorization or approval under or pursuant to any of the foregoing which has not been obtained, or violate any statute, regulation, law, order, writ, injunction, judgment or decree to which such Partner or any Affiliate is subject; (iii) such Partner is not in default (nor has any event occurred which with notice, lapse of time, or both, would constitute a default) in the performance of any obligation, agreement or condition contained in any indenture, mortgage, deed of trust, credit agreement, note or other evidence of indebtedness or any lease or other agreement, or any license, permit, franchise or certificate, to which it is a party or by which it is bound or to which the properties of it are subject, nor is it in violation of any statute, regulation, law, order, writ, injunction, judgment or decree to which it is subject, which default or violation would materially adversely affect such Partner’s ability to carry out its obligations under this Agreement; (iv) there is no litigation, investigation or other proceeding pending or, to the knowledge of such Partner, threatened against such Partner or any of its Affiliates as to which there is a reasonable possibility of an adverse determination and which, if adversely determined, would materially adversely affect such Partner’s ability to carry out its obligations under this Agreement; (v) no consent, approval or authorization of, or filing, registration or qualification with, any court or governmental authority on the part of such Partner is required for the execution and delivery of this Agreement by such Partner and, except as may be required under applicable securities and commodities laws in connection with the registration of the Partnership or such Partner, the performance of its obligations and duties hereunder; (vi) such Partner is acquiring its Interest in the Partnership for such Partner’s own account for investment purposes only and not with a view to resale or distribution; (vii) such Partner understands that such Interests have not been registered under the Securities Act, the securities laws of any state thereof or the securities laws of any other jurisdiction, nor is such registration contemplated; (viii) such Partner understands and agrees further that, subject to the limited rights set forth in this Agreement, its Interest must be held indefinitely unless such Interest is subsequently registered under the Securities Act, the securities laws of any state and the securities laws of any other jurisdiction or an exemption from registration under the Securities Act and these laws covering the sale of such Interests is available; that even if such an exemption is available, the assignability and transferability of its Interests will be governed by this Agreement, which imposes substantial restrictions on Transfer; that legends stating that its Interests have not been registered under the Securities Act and these laws and setting out or referring to the restrictions on the transferability and resale of the Interests will be placed on all documents evidencing such Interests; (ix) such Partner has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in Interests, is able to bear the risk of loss of an investment in such Interests and understands the risks of, and other considerations relating to, a purchase of Interests in the Partnership;

34 (x) such Partner’s overall commitment to the Partnership (if any) and other investments which are not readily marketable is not disproportionate to such Partner’s net worth and such Partner has no need for immediate liquidity in such Partner’s investment in its Interests in the Partnership; (xi) such Partner is a “qualified purchaser” within the meaning of Section 2(a)(51)(A) of the Investment Company Act of 1940, as amended (the “Investment Company Act”)1; (xii) either (A)(i) such Partner was not organized for the specific purpose of acquiring securities of the Partner or making indirect commitments to the Partnership, (ii) shareholders, partners or other holders of equity or beneficial interests (“Participants”) in the Partner are unable to decide individually whether to participate, or the extent of their participation, in such Partner’s investment in the Partnership or indirect commitment to the Fund Entities, and (iii) the amount of each Participant’s ownership interest in the Partner and indirect commitment to the Fund Entities does not exceed 40% of the total assets (on a consolidated basis with its subsidiaries) of such Participant; or, (B) if any of the foregoing is untrue, then such Partner has notified the General Partner in writing and provided such additional information satisfactory to the General Partner in order to determine that such Partner’s admission to the Partnership would not jeopardize the Partnership’s exemption from registration under the Investment Company Act; (xiii) such Partner is an “accredited investor” within the meaning of Rule 501 of Regulation D under the Securities Act; and (xiv) such Partner has carefully read this Agreement and, to the full satisfaction of such Partner, such Partner has been furnished any materials such Partner has requested relating to the Partnership, the Carry Entities and the Fund Entities and the offering of Interests, has consulted to the extent deemed appropriate by such Partner with such Partner’s own advisors as to the financial, tax, legal and related matters concerning an investment in the Partnership and such Partner has been afforded the opportunity to ask questions of representatives of the Partnership concerning the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of any representations or information provided to such Partner and to make an informed investment decision with respect to an investment in the Partnership. The General Partner, upon the advice of counsel, may waive any of the foregoing representations. (d) All of the representations, warranties and covenants made under this Section 10.10 shall be deemed to be made on a continuing basis during the term of the Partnership and shall survive the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby. 1 The president, any vice president in charge of a principal business unit, division or function, any other officer who performs a policy-making function, or any other person who performs similar policy-making functions for the Fund Entities, the Partnership, the General Partner, or an Affiliate thereof.

35 Each Partner agrees to notify the General Partner promptly upon becoming aware of a breach in any of such Partner’s representations, warranties and covenants hereunder or if any of the foregoing ceases to be true. SECTION 10.11 Division of Property. In the event of a property settlement or separation agreement between a Partner and such Partner’s spouse, such Partner agrees that he or she shall use his or her best efforts to retain all of such Partner’s Interest and shall reimburse his or her spouse for any Interest such spouse may have in the Partnership out of funds, assets or proceeds separate and distinct from such Partner’s Interest. To the extent that such Partner is unable, despite such Partner’s exercise of best efforts, to retain all of such Partner’s Interest, such Partner shall use his or her best efforts to assign to such Partner’s spouse only the right to share in profits and losses, to receive distribution or distributions, and to receive allocation of income, gain, loss, deduction or credit or similar item to which the assigning Partner was entitled, to the extent assigned, with the assigning Partner remaining entitled to exercise all rights and powers of a Partner hereunder; provided that any rights granted to the General Partner, as such, hereunder shall be personal to the holder of the Interest to which such rights relate and shall not be transferable with such Interest under any circumstances; and, provided, further, that any purported assignment shall be a Transfer subject to the provisions of Article VIII of this Agreement. Notwithstanding the foregoing, if a spouse or former spouse of a Partner acquires an Interest as a Partner as a result of any such proposed settlement or separation agreement, such spouse or former spouse hereby grants an irrevocable power of attorney (which shall be coupled with an interest) to the assigning Partner to vote or to give or withhold such approval as such assigning Partner shall himself or herself vote or approve with respect to such matter and without the necessity of the taking of any action by any such spouse or former spouse. Such power of attorney shall not be affected by the subsequent disability or incapacity of the spouse or former spouse granting such power of attorney. Notwithstanding anything to the contrary contained herein, any Interest held by a Partner’s former spouse following a property settlement or separation agreement between a Partner and such former spouse shall be automatically deemed a Non-Partner Interest for purposes of this Agreement. SECTION 10.12 Restrictive Covenants of Terminated Limited Partners. (a) In consideration for being admitted as a Limited Partner hereunder, each Partner hereby agrees that if such Limited Partner’s employment (or other status) with the Firm or its Affiliates is terminated for any reason, then without the consent of the General Partner: (i) No Disparagement. Neither such Terminated Limited Partner, nor anyone acting on such Partner’s behalf, at such Partner’s direction or with such Partner’s encouragement, assistance, or knowledge will disparage the Partnership, the other Partners, the Firm or any Affiliate thereof orally or in writing, which includes, but is not limited to, making negative comments about the Partnership, any Partner, the Firm or any Affiliate thereof or such Person’s business model, business practices, investment decisions, Affiliates, equityholders, personnel, agents, integrity, fairness, satisfaction of obligations, or overall performance. Such Partner will not participate in any way in the making or publication of any statement that libels, slanders, defames or disparages any such Person. The provisions of this Section 10.12(a)(i) shall not apply to truthful statements in any proceeding to enforce this Agreement or otherwise pursuant to legally compelled testimony (including response to a subpoena or court order). (ii) Prohibited Solicitation. Such Terminated Limited Partner shall not, prior to the 12-month anniversary of its termination, engage in Prohibited Solicitation. For purposes of

36 this Agreement, “Prohibited Solicitation” shall mean, directly or indirectly: (i) any inducement or attempt to induce any member, constituent partner, employee, officer or director (collectively, a “Resource”) of any Portfolio Company, the Firm or any Affiliate thereof to leave his or her employment with, or to stop providing services to, such Portfolio Company, the Firm or any Affiliate thereof, (ii) any interference in any way with the relationship between a Portfolio Company or the Firm or any Affiliate thereof and any of its respective Resources, or (iii) any hiring or solicitation for hire (other than for the purposes of a Portfolio Company or the Firm or any Affiliate thereof) of any Person who currently is a Resource or was a Resource of a Portfolio Company or the Firm or any Affiliate thereof within one (1) year of such hire or solicitation to commence providing services (for compensation) to an entity that is not the Firm or any Affiliate thereof. Without limitation on the preceding sentence, to the maximum extent permitted by applicable law, in the case of any such Terminated Limited Partner that has become a member, constituent partner, employee, officer or director of any investment fund or firm (other than the Firm or any Affiliate thereof), such Terminated Limited Partner shall be deemed to have engaged in a Prohibited Solicitation (absent evidence clearly establishing that such Terminated Limited Partner has not engaged in a Prohibited Solicitation) if any Resource of the Firm or any Affiliate thereof commences to provide services (for compensation, and not for the purposes of the Firm or any Affiliate thereof) to such investment fund or firm within 12 months of such Terminated Limited Partner’s termination. (iii) Confidential/Proprietary Information. Promptly following its termination, a Terminated Limited Partner shall return to the Partnership (or, with the consent of the General Partner, destroy) all physical, electronic, digital or similar embodiments of Partnership, Fund Entity or Portfolio Company confidential or proprietary information within such Terminated Limited Partner’s possession or control, excluding only a copy of this Agreement as well as information that the Terminated Limited Partner is entitled to receive or hold: (x) in its capacity as an Assignee; (y) pursuant to a non-Partnership relationship between the Terminated Limited Partner and a Fund Entity or Portfolio Company; or (z) pursuant to the final proviso of Section 10.4(a). In furtherance of the foregoing, promptly following its termination, the Terminated Limited Partner shall meet with a representative of the Partnership for the purpose of transferring to the Partnership access to or control over all relevant third-party digital accounts and systems (“cloud based” or otherwise) that include or contain applicable information. (b) The obligations of a Partner set forth in this Section 10.12 shall survive the withdrawal of any Partner from the Partnership, any Transfer of a Partner’s Interest and the dissolution and termination of the Partnership. Nothing in this Section 10.12 is intended to limit or supersede any other Restrictive Covenant Agreement to which a Limited Partner is subject. SECTION 10.13 Irreparable Harm. Each of the Partners hereby agrees that a failure to comply with the provisions of Section 10.4 and Section 10.12 of this Agreement would cause irreparable harm to the Partnership, and, therefore, the Partnership shall be entitled to seek an injunction and other equitable relief in the event of any such failure to comply with the provisions of Section 10.4 and Section 10.12. Each Partner agrees that in the event such Partner breaches any of the provisions of Section 10.4 or Section 10.12, the Partnership shall have the right to set-off as appropriate and apply against any damages arising in connection with such breach any amounts otherwise payable to such Partner by the

37 Partnership or any of its Affiliates (including amounts unrelated to Carried Interest Proceeds or Temporary Investment Proceeds such as returns of capital, profit thereon, dividends and employee compensation). SECTION 10.14 Powers of Attorney. (a) Terminated Limited Partners. Each Partner hereby appoints the Partnership, with full power of substitution, as such Partner’s true and lawful representative, attorney-in-fact and agent, in the Partner’s name, place and stead to make, execute, sign, acknowledge, swear to, deliver, record and file all certificates, instruments and other documents that the Partnership deems necessary or desirable to accomplish the matters set forth in Section 4.4. This power of attorney is coupled with an interest and is irrevocable and shall survive, and shall not be affected by, the subsequent death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of the Partner, or the Partner’s withdrawal from the Partnership. (b) Pledge; Clawbacks. To the maximum extent not prohibited by law, each Partner hereby grants to the Partnership a security interest in all accounts receivable and other rights to receive payment from the Partnership or any Affiliate of the Partnership (including, without limitation, amounts unrelated to Carried Interest Proceeds, such as returns of capital, profit thereon, employee compensation and any similar amounts in connection with the Partnership and/or any of their Affiliates) and agrees that, upon the effectiveness of such security interest, the Partnership may sell, collect or otherwise realize upon such collateral. In furtherance of the foregoing, each Partner hereby appoints the Partnership as its true and lawful attorney-in-fact with full irrevocable power and authority, in the name of such Partner or in its own name, to take any actions which may be necessary to accomplish the intent of the immediately preceding sentence. Such power of attorney shall be deemed a power coupled with an interest and shall not be affected by the subsequent death, Permanent Disability or incapacity of the Partner granting such power of attorney, or the Partner’s withdrawal from the Partnership. (c) Family Investment Partners. With respect to any matter herein or under Delaware law requiring a vote or approval of any Family Investment Partner, each Family Investment Partner by its execution and delivery of this Agreement hereby grants an irrevocable power of attorney (which shall be deemed coupled with an interest) to the associated Limited Partner who is an employee of the Firm or its Affiliates to vote or to give or withhold such approval as such associated Limited Partner shall himself or herself vote or approve with respect to such matter and without the necessity of the taking of any action by any such Family Investment Partner. Such power of attorney shall not be affected by the subsequent disability or incapacity of the Family Investment Partner granting such power of attorney. SECTION 10.15 Severability. Each provision of this Agreement shall be considered severable and if for any reason any provision which is not essential to the effectuation of the basic purposes of this Agreement is determined by a court of competent jurisdiction to be invalid or unenforceable and contrary to the Act or existing or future applicable law, such invalidity shall not impair the operation of or affect those provisions of this Agreement which are valid. In that case, this Agreement shall be construed so as to limit any term or provision so as to make it enforceable or valid within the requirements of any applicable law, and in the event such term or provision cannot be so limited, this Agreement shall be construed to omit such invalid or unenforceable provisions. SECTION 10.16 Counsel to the Partnership. Counsel to the Partnership may also be counsel to any Fund GP, any Carry Entity, any Fund Entity and the General Partner. The General Partner may execute on behalf of the Partnership and the Partners any consent to the representation of the

38 Partnership that counsel may request pursuant to the applicable rules of professional conduct in any jurisdiction (“Rules”). The Partnership has initially selected Simpson Thacher & Bartlett LLP (the “Partnership Counsel”) as legal counsel to the Partnership. Each Limited Partner acknowledges that the Partnership Counsel does not represent any Limited Partner with respect to the Partnership in the absence of a clear and explicit agreement to such effect between the Limited Partner and the Partnership Counsel (and that only to the extent specifically set forth in that agreement), and that in the absence of any such agreement the Partnership Counsel shall owe no duties to a Limited Partner with respect to the Partnership. In the event any dispute or controversy arises between any Limited Partner and the Partnership, or between any Limited Partner or the Partnership, on the one hand, and the General Partner (or an Affiliate thereof) that the Partnership Counsel represents, on the other hand, then each Limited Partner agrees that the Partnership Counsel may represent either the Partnership or the General Partner (or its Affiliate), or both, in any such dispute or controversy to the extent permitted by the Rules, and each Limited Partner hereby consents to such representation. Each Limited Partner further acknowledges that, whether or not the Partnership Counsel has in the past represented such Limited Partner with respect to other matters, the Partnership Counsel has not represented the interests of any Limited Partner in the preparation and negotiation of this Agreement. SECTION 10.17 Interpretation. Whenever in this Agreement a Person is permitted or required to make a decision (i) in its “sole discretion,” “sole and absolute discretion” or “discretion” or under a grant of similar authority or latitude, the Person shall be entitled to consider any interests and factors as it desires, including its own interests, or (ii) in its “good faith” or under another express standard, the Person shall act under such express standard and shall not be subject to any other or different standards imposed by this Agreement or any other agreement contemplated herein or by relevant provisions of law or in equity or otherwise. Notwithstanding any other provision of this Agreement to the contrary, no provision hereof shall be deemed to eliminate a Partner’s implied contractual covenant of good faith and fair dealing and no provision of this Agreement shall be deemed to limit or eliminate the liability of any Partner for any act or omission that constitutes a bad faith violation of the implied contractual covenant of good faith and fair dealing. As used throughout this Agreement, references to payments, distributions or other actions to, from or otherwise with respect to, the Carry Entities shall be interpreted as such payment, distribution or other action is made or is otherwise effected through the General Partner.

[Franklin Templeton Enterprise Partners, L.P. – A&R LPA] IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written. GENERAL PARTNER: Franklin Templeton Enterprise Partners GP, L.L.C. By: Templeton International, Inc., its managing member By: _______________________________ Name: Title: INITIAL LIMITED PARTNER: Templeton International, Inc. By: _______________________________ Name: Title: LIMITED PARTNER*: ____________________________________ FAMILY INVESTMENT PARTNER*: ____________________________________ * Executed Admission Letter (which serves as counterpart signature page to this Agreement).

Annex A [Attached]